Filed with the Securities and Exchange Commission on January 5, 2001

                           Registration No. 333-45172

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form S-6

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

A.    Exact name of trust: Variable Account B

B.    Name of depositor:   American International Life Assurance Company of
                           New York

C.    Complete address of depositor's principal executive offices:
      80 Pine Street, New York, NY  10005

D.    Name and address of agent for service:
      Kenneth D. Walma, Vice President and General Counsel
      One Alico Plaza
      600 King Street
      Wilmington, DE  19801

COPIES TO:
Michael Berenson, Esq.           and   Ernest T. Patrikis, Esq.
Jorden Burt Boros Cicchetti            Senior Vice President and General Counsel
Berenson & Johnson, LLP                American International Group, Inc.
Suite 400 East                         70 Pine Street
1025 Thomas Jefferson Street, NW       New York, NY  10270
Washington, DC 20007-0805

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b) of Rule 485

|X|   on January 5, 2001 pursuant to paragraph (b) of Rule 485

|_|   60 days after filing pursuant to paragraph (a)(i) of Rule 485

|_|   on ______ pursuant to paragraph (a)(i) of Rule 485

|_|   on _____ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.    Title and amount of securities being registered:

      Flexible Premium Variable Life Insurance Policies.

F.    Approximate date of proposed public offering:

      As soon as practicable after the effective date of this Registration Statement.

      This post-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-45172) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the registration statement with an additional prospectus and related documents. This amendment relates only to the prospectus and documents included herein and does not otherwise delete, amend, or supersede any information contained in the registration statement.

                                     Part I

[Gemstone VUL Logo]                                  American International Life
                                                   Assurance Company of New York
                                                              Variable Account B
                                                                  80 Pine Street
                                                        New York, New York 10005
                                                                  1-800-340-2765

     Flexible Premium Variable Universal Life Group and Individual Policies

American International Life Assurance Company of New York is offering life insurance coverage under Gemstone VUL to individuals and to groups. The description of the policy applies equally to an individual policy, a group policy, and a certificate issued under a group policy. The policy is a flexible premium variable universal life insurance policy that allows you, the owner of the policy, within limits, to:

      o Select the face amount of life insurance. You may within limits change your initial selection as your insurance needs change.

      o Select the amount and timing of premium payments. You may make more premium payments than scheduled or stop making premium payments.

      o Allocate premium payments and your policy's Account Value among the variable investment options and the guaranteed investment option.

      o Receive payments from your policy while the Insured is alive through loans, partial withdrawals, or a total surrender.

This document contains information about the policy. You should read this document carefully before you decide to purchase the policy. You should also keep this document for future reference.

Neither the policy nor shares of the portfolios are deposits or obligations of, or guaranteed or endorsed by, a bank and they are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved the policy or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 January 5, 2001

                               Investment Options

------------------  The Variable Account is divided into 33 subaccounts. Each subaccount invests in shares of a portfolio of the AIM
                    Variable Insurance Funds, Alliance Variable Products Series
                    Fund, Inc., American Century Portfolios, Inc., Anchor Series
                    Trust, Dreyfus Stock Index Fund, Dreyfus Variable Investment
                    Fund, Fidelity Variable Insurance Products Fund, Fidelity
 Variable           Variable Insurance Products Fund II, Franklin Templeton
 Investment         Variable Insurance Products Trust (VIP), J.P. Morgan Series
 Options            Trust II, Neuberger Berman Advisers Management Trust,
                    Oppenheimer Variable Account Funds, or SunAmerica Series
                    Trust. Each portfolio is named below. The prospectuses for these mutual funds contain information about their respective portfolios. You should read these prospectuses
------------------  carefully.

AIM Variable Insurance Funds
    Managed by AIM Advisors, Inc.
        o  V.I. Capital Appreciation Fund
        o  V.I. International Equity Fund

Alliance Variable Products Series Fund, Inc.
    Managed by Alliance Capital Management L.P.
        o  Premier Growth Portfolio
        o  Real Estate Investment Portfolio
        o  Technology Portfolio
        o  Utility Income Portfolio

American Century Variable Portfolios, Inc.
    Managed by American Century Investment Management, Inc.
        o  VP Capital Appreciation Fund
        o  VP Income & Growth Fund

Anchor Series Trust
    Managed by Wellington Management Company, LLP
        o  Capital Appreciation Portfolio
        o  Growth Portfolio
        o  Natural Resources Portfolio

Dreyfus Stock Index Fund
    Managed by The Dreyfus Corporation and Mellon Equity Associates

Dreyfus Variable Investment Fund
    Managed by The Dreyfus Corporation
        o  Small Company Stock Portfolio

Fidelity Variable Insurance Products Fund
    Managed by Fidelity Management & Research Company
        o  VIP Growth Portfolio: Initial Class
        o  VIP High Income Portfolio: Initial Class
        o  VIP Money Market Portfolio: Initial Class

Fidelity Variable Insurance Products Fund II
    Managed by Fidelity Management & Research Company
       o  VIP II Asset Manager Portfolio: Initial Class
       o  VIP II Contrafund(R) Portfolio: Initial Class
       o  VIP II Investment Grade Bond Portfolio: Initial Class

Franklin Templeton Variable Insurance Products Trust
    Managed by Templeton Investment Counsel, LLC
       o  Templeton Asset Strategy Fund - Class 1

J.P. Morgan Series Trust II
    Managed by J.P. Morgan Investment Management Inc.
        o  Bond Portfolio
        o  Disciplined Equity Portfolio

Neuberger Berman Advisers Management Trust
    Managed by Neuberger Berman Management Inc.
        o  AMT Partners Portfolio
        o  AMT Limited Maturity Bond Portfolio

Oppenheimer Variable Account Funds
    Managed by OppenheimerFunds, Inc.
       o  Oppenheimer Global Securities Fund/VA
       o  Oppenheimer Main Street Growth & Income Fund/VA

SunAmerica Series Trust
    Managed by SunAmerica Asset Management Corp.
       o  Alliance Growth Portfolio
       o  Growth-Income Portfolio
       o  Global Bond Portfolio
       o  MFS Mid-Cap Growth Portfolio
       o  Aggressive Growth Portfolio
       o  SunAmerica Balanced Portfolio
       o  Marsico Growth Portfolio

-----------------   You may allocate your Account Value to the Guaranteed
                    Account. The Guaranteed Account is part of our general
                    account. We will credit interest equal to at least an
Guaranteed          effective rate of 4% per year, compounded annually on that
Investment Option   portion of Account Value that you allocate to the Guaranteed
                    Account. We may, in our discretion, elect to credit a higher rate of interest. This document generally describes only that portion of the Account Value allocated to the Variable
------------------  Account.

================================================================================

                                Table of Contents

================================================================================

Special Terms...................................................................

Summary of the Policy...........................................................
    Overview....................................................................
    Applying for a Policy.......................................................
    Premium Payments............................................................
    Account Value...............................................................
    Death Benefit...............................................................
    Cash Benefits During the Life of the Insured................................
    Expenses of the Policy......................................................
    Federal Tax Considerations..................................................

Purchasing a Gemstone VUL Policy................................................
    Applying for a Policy.......................................................
    Your Right to Cancel the Policy.............................................
    Premium.....................................................................
        Restrictions on Premium.................................................
        Minimum Initial Premium.................................................
        Planned Periodic Premium................................................
        Additional Premium......................................................
        Effect of Premium Payments..............................................
        No Lapse Provision......................................................
        Grace Period............................................................
        Premium Allocations.....................................................
        Crediting Premium.......................................................

The Investment Options..........................................................
    Variable Investment Options.................................................
    Guaranteed Investment Option................................................

Investing Your Account Value....................................................
    Determining the Account Value...............................................
    Transfers...................................................................
    Dollar Cost Averaging (DCA).................................................
    Automatic Rebalancing.......................................................

Death Benefit...................................................................
    Life Insurance Proceeds.....................................................
    Death Benefit Options.......................................................
    Changes in Death Benefit Options............................................
    Changes in Face Amount......................................................
    Changes in Owner or Beneficiary.............................................

Cash Benefits During the Insured's Life ........................................
    Policy Loans................................................................
    Partial Withdrawals.........................................................
    Systematic Withdrawal Program...............................................
    Surrendering the Policy for Net Cash Surrender Value........................

Payment Options for Benefits....................................................

Expenses of the Policy..........................................................
    Deductions From Premium.....................................................
    Monthly Deductions From Account Value.......................................
    Deduction From Variable Account Assets......................................
    Deductions Upon Policy Transactions ........................................

Supplemental Benefits and Riders................................................

Other Policy Provisions.........................................................
    Right to Exchange or Convert................................................
    Paid-Up Insurance Benefit...................................................
    Incontestability............................................................
    Suicide Exclusion...........................................................
    Misstatement of Age or Sex..................................................
    Changes in the Policy or Benefits...........................................
    When Proceeds Are Paid......................................................
    Reports to Owners...........................................................
    Assignment..................................................................
    Reinstatement...............................................................

Performance Information.........................................................

Federal Income Tax Considerations...............................................

Distribution of the Policy......................................................

About Us and the Accounts.......................................................
    The Company.................................................................
    The Variable Account........................................................
    The Guaranteed Account......................................................

Our Directors and Executive Officers............................................

Other Information...............................................................
    State Regulation............................................................
    Legal Proceedings...........................................................
    Legal Matters...............................................................
    Published Ratings...........................................................

Financial Statements............................................................

Appendix A......................................................................

Appendix B......................................................................

================================================================================

                                  Special Terms

================================================================================

We have capitalized some special terms we use in this document. We have defined these terms here.

We use Account Value to             Account Value. The total amount in the
determine your policy benefits.     Variable Account and the Guaranteed Account
                                    attributable to your policy.

If you have a request, please       Administrative Office. One Alico Plaza, P.O.
write to us at this address.        Box 8718, Wilmington, Delaware 19801.

                                    Attained Age. The Insured's age as of the Policy Date plus the number of completed policy years since the Policy Date.

                                    Beneficiary. The person(s) who is (are)
                                    entitled to the Life Insurance Proceeds
                                    under the policy.

                                    Cash Surrender Value. The Account Value less any applicable surrender charge that would be deducted upon surrender.

                                    Code. The Internal Revenue Code of 1986, as amended.

                                    Death Benefit. The amount of life insurance coverage. Before the Insured reaches Attained Age 100, it is based on the death benefit option you select. After the Insured reaches Attained Age 100, it is equal to the Account Value

You will specify the initial Face   Face Amount. The amount of insurance
Amount in your policy               specified by the owner and the base for
application. The policy will        calculating the Death Benefit before the
also show the initial Face          Insured reaches Attained Age 100.
Amount.
                                    Grace Period. The period of time beginning on a Monthly Anniversary during which the policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

                                    Guaranteed Account. An account within the general account that consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

                                    Insured. A person whose life is covered
                                    under the policy.

We measure contestability           Issue Date. The date the policy is actually
periods from the Issue Date.        issued. It may be later than the Policy
                                    Date.

                                    Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while life insurance coverage under the policy is in force.

                                    Loan Account. The portion of the Account
                                    Value held in the Guaranteed Account as
                                    collateral for policy loans.

                                    Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

We use this value to determine      Net Cash Surrender Value. The Cash Surrender
if your policy is in force.         Value less any Outstanding Loan.

                                    Net Premium. Any premium paid less any
                                    expense charges deducted from the premium payment.

                                    Outstanding Loan. The total amount of policy loans, including both principal and accrued interest.

We use the Policy Date as the       Policy Date. The date as of which we have
date coverage begins and to         received the initial premium and an
determine all anniversary dates.    application in good order. If a policy is
                                    issued, life insurance coverage is effective as of the Policy Date.

                                    Valuation Date. Each day the New York Stock
                                    Exchange is open for trading.

                                    Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 p.m., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

                                    Variable Account. Variable Account B, a
                                    separate investment account of ours.

================================================================================

                              Summary of the Policy

================================================================================

Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a policy.

                                    Overview

If you select any variable          The policy is a flexible premium variable
investment options, your policy     universal life policy. Like traditional life
benefits will vary based upon       insurance, the policy provides an initial
the returns earned by  those        minimum death benefit and cash benefits that
variable investment options.        you can access through loans, partial
The returns may be zero or          withdrawals or a surrender. Unlike
negative and you bear this risk.    traditional life insurance, you may choose
                                    how to invest your Account Value.

                                    The policy allows you to make certain
                                    choices that will tailor the policy to your needs. When you apply for the policy, we will ask you to make some of these choices. You may also change your choices to meet your changing insurance needs.

                                    In addition, we may in the future offer
                                    several riders to the policy. These riders provide you with the flexibility to design an insurance product that meets your specific needs.

                                    Applying for a Policy

                                    You may apply for a policy to cover a
                                    person, the Insured, who is age 85 or
                                    younger.

Amount of life insurance            When you apply for a policy, you must select
benefits.                           the Face Amount. The Face Amount must be at
                                    least:

                                    o     $25,000 for Insureds age 17 and
                                          younger.

                                    o     $50,000 for Insureds older than age
                                          17.

When your coverage will             Your  policy will become effective after:
become effective.
                                    o     We accept your application.

                                    o     We receive an initial premium payment
                                          in an amount we determine.

                                    o     We have completed our review of your
                                          application to our satisfaction.

Your right to cancel the policy.    Once you receive your policy, you should
                                    read it carefully. You have the right to cancel the policy for any reason within 10 days after you receive it. If required by the state where you live, we will extend the 10 days to the number required by law. If you indicate on your application that this policy will replace other insurance, you may cancel it within 60 days after you receive it.

                                    Premium Payments

Minimum initial premium.            Before your policy is effective, you must
                                    pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed
                                    Insured, the desired Face Amount, and any supplemental benefits or riders applied for and whether premium will be paid by pre-authorized checking.

Planned periodic premium.           When you apply for a policy you will select
                                    the amount of premium payments you plan to pay during the term of the policy. We will establish a minimum for this amount. You will also select intervals when you plan to pay this premium amount. This may be monthly, quarterly, semiannually, or annually. Pre-authorized checking may be required for monthly payments.

Flexibility in premium              During the term of the policy, you may pay
payments.                           premium at any time and in any amount,
                                    within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.

                                    Account Value

                                    We will measure your benefits under the
                                    policy by your Account Value. Your Account
                                    Value will reflect:

                                    o     the premium you pay;

                                    o     the returns earned by the subaccounts
                                          you select;

                                    o     the interest credited on amounts
                                          allocated to the Guaranteed Account;

                                    o     any loans or partial withdrawals; and

                                    o     the policy charges and expenses we
                                          deduct.

                                    Death Benefit

Death Benefit Selections.           When you apply for a policy, you must
                                    select:

                                    o     The Face Amount.

                                    o     The death benefit option, which will
                                          determine the manner in which we
                                          calculate the death benefit for your
                                          policy if the Insured dies before
                                          Attained Age 100.

                                    o     The tax qualification option, which
                                          will determine the manner in which we
                                          test your policy under the Code for
                                          meeting the definition of life
                                          insurance.

Death Benefit Options.              You may select from three death benefit
                                    options:

    Level Death Benefit             o     Level Death Benefit Option
    Option.
                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount; or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor.

    Variable Death Benefit          o     Variable Death Benefit Option
    Option.
                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount plus Account Value;
                                                or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor.

    Premium Recovery Death          o     Premium Recovery Death Benefit Option
    Benefit Option.
                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount plus premium paid
                                                until the policy anniversary
                                                prior to the date of death minus
                                                partial withdrawals; or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor.

                                    The minimum death benefit factors we use are based upon the tax qualification option you select and the Attained Age, sex and rate class of the Insured.

                                    If the Insured dies after Attained Age 100, the Death Benefit will equal the Account Value.

Tax Qualification Options.          You may select from two tax qualification
                                    options:

                                    o     Guideline Premium/Cash Value Corridor
                                          Test - The minimum death benefit
                                          factors are based upon the Code.

                                    o     Cash Value Accumulation Test - The
                                          minimum death benefit factors are
                                          based upon the 1980 Commissioners
                                          Standard Ordinary Mortality Tables and
                                          a 4% effective annual interest rate.

Changes You May Make.               Within limits, after the first policy
                                    anniversary and before the Insured reaches
                                    Attained Age 100, you may change the Level
                                    Death Benefit Option, the Variable Death
                                    Benefit Option, and the Face Amount. You may not change the Premium Recovery Death
                                    Benefit Option or the tax qualification
                                    option.

                                    Cash Benefits During the Life of the Insured

                                    During the life of the Insured, your policy has cash benefits that you can access within limits through loans, partial withdrawals or a surrender.

                                    o     Loans -- You may borrow against your
                                          Net Cash Surrender Value at any time.
                                          If your policy is a modified endowment
                                          contract, the Code may treat the loan
                                          as a taxable distribution of income.

                                    o     Partial Withdrawal -- You may withdraw
                                          part of your Net Cash Surrender Value
                                          after the first policy year. We may
                                          deduct an administrative charge. If
                                          you make a partial withdrawal during
                                          the surrender charge period, we may
                                          deduct a surrender charge. A partial
                                          withdrawal may result in a decrease in
                                          the Face Amount of your policy,
                                          depending upon your death benefit
                                          option.

                                    o     Surrender -- You may surrender your
                                          policy for its Net Cash Surrender
                                          Value. If you surrender your policy
                                          during the surrender charge period, we
                                          will deduct a surrender charge. A
                                          surrender will terminate your policy.

Expenses reduce your                Expenses of the Policy
returns under the policy.

Deductions from Premium             For state premium taxes and other sales
                                    expenses, we currently charge 5% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount for policy years 1-10.(1) Beginning in policy year 11, we currently charge 3% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount. The maximum we will charge in any policy year is 8%.

Account Value Charges               (deducted monthly)

    Cost of Insurance Charge(2)         Current                Guaranteed
                                        -------                ----------

                                    Ranges from 0.00542    Ranges from 0.05667
                                    per $1,000 of net      per $1,000 of net
                                    amount at risk to      amount risk to
                                    83.33333 per $1,000    83.33333 per $1,000
                                    of net amount at       of net amount at
                                    risk(3)                risk(3)

    Administrative Charge              Current                Guaranteed
                                       -------                ----------

                                        $7.50                   $7.50

    Acquisition Charge              During the first 5 policy years, and the
                                    first 5 policy years after a Face Amount increase, there will be a charge for each $1,000 in Face Amount based on the Insured's age, sex and rate class.

Variable Account Charges            (deducted daily and shown as an annualized
                                    percentage of average net assets)

    Mortality and Expense
    Risk Charge                        Current                Guaranteed
                                       -------                ----------

        Policy Years 1-10               0.75%                   0.90%
        Policy Years 11-20              0.25%                   0.40%
        Policy Years 21+                0.10%                   0.40%

Transaction Charges

    Transfer Charge                 $25 for each transfer in excess of 12 each
                                    policy year.

    Surrender Charge                During the first 10 policy years, and for 10
                                    policy years following a Face Amount
                                    increase, there will be a surrender charge based on the initial Face Amount or the increase in Face Amount. The lowest and highest initial surrender charges are $3.59 and $34.34 per $1,000 of the Face Amount, respectively.(4)

        Surrender Charge on         The surrender charge on a partial withdrawal
        Partial Withdrawal          is equal to the applicable surrender charge
                                    multiplied by a fraction (equal to the
                                    surrender charge applicable to the policy immediately prior to the partial withdrawal, multiplied by the ratio of (1) the reduction in Face Amount, if any, associated with the partial withdrawal to (2) the Face Amount prior to the partial withdrawal).

        Surrender Charge on         The surrender charge on a decrease in Face
        Decrease in Face            Amount is equal to the applicable surrender
        Amount                      charge multiplied by a fraction (equal to
                                    the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).

    Partial Withdrawal              Currently, 4 partial withdrawals are allowed
    Administrative                  per year. We may charge a $25 administrative
    Charge                          charge per partial withdrawal. In certain
                                    states the charge may be the lesser of $25 or 2% of the amount withdrawn.

----------

(1) A policy's target premium is based on the issue age, sex, and smoker status of the Insured and the Face Amount.

(2) The current cost of insurance charge will never exceed the guaranteed cost of insurance charge shown in the policy. If the Death Benefit is equal to the Face Amount, the Face Amount plus Account Value, or the Face Amount plus premium paid until the most recent policy anniversary minus partial withdrawals, the net amount at risk is the difference between the Death Benefit divided by 1.0032737 and the current Account Value. Otherwise, the net amount at risk is the difference between the Death Benefit and the Account Value. (See "Expenses of the Policy - Monthly Deductions From Account Value.")

(3) Current and guaranteed cost of insurance rates are based on the age (or Attained Age in the case of increase in Face Amount), sex, rate class of the Insured, and policy year.

(4) A policy's surrender charge is based on the age, sex and smoker status of the Insured and the Face Amount. For a 45 year old non-smoking male purchasing a policy with a $500,000 Face Amount the initial surrender charge would be $4,960.00. For a 65 year old non-smoking male purchasing a policy with a $200,000 Face Amount, the initial surrender charge would be $4,482.00. (See Appendix A for the Table of Initial Surrender Charges.)

Expenses of the variable            In addition, you will indirectly bear the
investment options also reduce      costs of the management fees and other
your returns.                       expenses paid from the assets of the
                                    portfolios you select. The annual portfolio expenses of the variable investment options are set forth below.

             PORTFOLIO EXPENSES BEFORE WAIVERS AND/OR REIMBURSEMENTS

The purpose of this table is to assist you in understanding the various costs and expenses that you will incur indirectly as an owner of the policy. It is based on historical portfolio expenses as a percentage of net assets before waivers and/or reimbursements, if applicable, for the fiscal year ended December 31, 1999, unless stated otherwise. Portfolio expenses are not fixed or specified under the terms of the policy. Actual expenses may vary.

                                                                                      Annual
                                                         Management        Other     Operating
                                                            Fees         Expenses    Expenses
                                                         ----------      --------    ---------
AIM Variable Insurance Funds
  AIM Advisors, Inc.
    V.I. Capital Appreciation Fund                            .62%           .11%        .73%
    V.I. International Equity Fund                            .75%           .22%        .97%

Alliance Variable Products Series Fund, Inc.
  Alliance Capital Management L.P.
    Premier Growth Portfolio                                 1.00%           .05%       1.05%
    Real Estate Investment Portfolio(1)                       .90%           .82%       1.72%
    Technology Portfolio(1)                                  1.00%           .12%       1.12%
    Utility Income Portfolio(1)                               .75%           .39%       1.14%

American Century Variable Portfolios, Inc.
  American Century Investment Management, Inc.
    VP Capital Appreciation Fund                             1.00%           .00%       1.00%
    VP Income & Growth Fund                                   .70%           .00%        .70%

Anchor Series Trust
  Wellington Management Company, LLP
    Capital Appreciation Portfolio(2)                         .70%           .04%        .74%
    Growth Portfolio                                          .68%           .05%        .73%
    Natural Resources Portfolio                               .75%           .25%       1.00%

Dreyfus Stock Index Fund                                      .25%           .01%        .26%
  The Dreyfus Corporation

Dreyfus Variable Investment Fund
  The Dreyfus Corporation
    Small Company Stock Portfolio                             .75%           .22%        .97%

Fidelity Variable Insurance Products Fund
  Fidelity Management & Research Company
    VIP Growth Portfolio: Initial Class(3)                    .58%           .08%        .66%
    VIP High Income Portfolio: Initial Class                  .58%           .11%        .69%
    VIP Money Market Portfolio: Initial Class                 .18%           .09%        .27%

Fidelity Variable Insurance Products Fund II
  Fidelity Management & Research Company
    VIP II Asset Manager Portfolio: Initial Class(4)          .53%           .10%        .63%
    VIP II Contrafund(R) Portfolio: Initial Class(4)          .58%           .09%        .67%
    VIP II Investment Grade Bond Portfolio: Initial Class     .43%           .11%        .54%

Franklin Templeton Variable Insurance Products Trust
  Templeton Investment Counsel, LLC
    Templeton Asset Strategy Fund - Class 1(5)                .60%           .18%        .78%

J.P. Morgan Series Trust II
  J.P. Morgan Investment Management, Inc.
    Bond Portfolio                                            .30%           .45%        .75%
    Disciplined Equity Portfolio(6)                           .35%           .52%        .87%

Neuberger Berman Advisers Management Trust(7)
  Neuberger Berman Management Inc.
    AMT Partners Portfolio                                    .80%           .07%        .87%
    AMT Limited Maturity Bond Portfolio                       .65%           .11%        .76%

Oppenheimer Variable Account Funds
  OppenheimerFunds, Inc.
    Oppenheimer Global Securities Fund/VA                     .67%           .02%        .69%
    Oppenheimer Main Street Growth & Income Fund/VA           .73%           .05%        .78%

SunAmerica Series Trust(8)
  SunAmerica Asset Management Corp.
    Alliance Growth Portfolio                                 .60%           .03%        .63%
    Growth-Income Portfolio                                   .53%           .03%        .56%
    Global Bond Portfolio                                     .69%           .15%        .84%
    MFS Mid-Cap Growth Portfolio(9)                           .75%           .42%       1.17%
    Aggressive Growth Portfolio                               .70%           .05%        .75%
    SunAmerica Balanced Portfolio                             .62%           .04%        .66%
    Marsico Growth Portfolio(10)                              .85%           .15%       1.00%

----------

(1) After waivers and reimbursements by Alliance Capital Management L.P., expenses for the following portfolios for the year ended December 31, 1999, were as follows:

                                                                    Annual
                                         Management    Other        Operating
                                         Fees          Expenses     Expenses
                                         ----          --------     --------

      Real Estate Investment Portfolio   .49%          .46%         .95%
      Technology Portfolio               .86%          .09%         .95%
      Utility Income Portfolio           .72%          .23%         .95%

(2) Expenses for this portfolio are restated to reflect current expenses. On July 19, 2000, the portfolio's shareholders approved a fee increase effective August 1, 2000. Management fees, other expenses, and annual operating expenses for the Capital Appreciation Portfolio for the year ended December 31, 1999, were .62%, .05%, and .67%, respectively.

(3) After waivers and reimbursements by Fidelity Management & Research Company, management fees, other expenses, and annual operating expenses for the VIP Growth Portfolio: Initial Class for the year ended December 31, 1999, were .58%, .07%, and .65%, respectively.

(4) After waivers and reimbursements by Fidelity Management & Research Company, expenses for the following portfolios for the year ended December 31, 1999, were as follows:

                                                                                   Annual
                                                        Management    Other        Operating
                                                        Fees          Expenses     Expenses
                                                        ----          --------     --------
      VIP II Asset Manager Portfolio: Initial Class     .53%          .09%         .62%
      VIP II Contrafund(R)Portfolio: Initial Class      .58%          .07%         .65%

(5) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. These figures show restated total expenses based on the new fund fees and the assets of the fund as of 12/31/99 and not the assets of the combined fund. However, if the figures reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Mangement fees 0.60%; other expenses 0.14%; and total annual fund operating expenses 0.74%.

(6) After waivers and reimbursements by J.P. Morgan Investment Management Inc., management fees, other expenses, and annual operating expenses for the Disciplined Equity Portfolio for the year ended December 31, 1999, were .35%, .50%, and .85%, respectively.

(7) Neuberger Berman Advisers Management Trust is divided into portfolios, each of which invests all of its net investable assets in a corresponding series of Advisors Managements Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the portfolio and the management fees paid by its corresponding series. Similarly, "Other Expenses" includes all other expenses of the portfolio and its corresponding series.

(8) The expense information for the SunAmerica Series Trust is provided as of the twelve-month period ended January 31, 2000, in accordance with its fiscal year.

(9) The expenses for this portfolio are annualized. The investment adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses of MFS Mid-Cap Growth Portfolio at or below 1.15% of its average net assets. For the fiscal year ended January 31, 2000, the amount voluntarily waived or reimbursed was $4,045.

(10) This portfolio's inception date is December 29, 2000. The figure reported under "Other Expenses" is based on estimated amounts for the current fiscal year. The investment adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses of Marsico Growth Portfolio at or below 1.00% of its average net assets.

                                    Federal Tax Considerations

You should consider the impact      Your purchase of, and transactions under,
of the Code.                        your policy may have tax consequences that
                                    you should consider before purchasing the policy. You may wish to consult a tax adviser. In general, the Life Insurance
                                    Proceeds will not be taxable income to the Beneficiary. You will not be taxed as your Account Value increases. Upon a distribution from your policy, however, you may be taxed on your Account Value increases.

================================================================================

                        Purchasing a Gemstone VUL Policy

================================================================================

                                    Applying for a Policy

                                    To purchase a policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount, the death benefit option, tax qualification option and supplemental benefits and riders, if any. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

Our age requirement for the         You may apply for a policy to cover a person
Insured.                            who is age 85 or younger. A newborn may be
                                    an Insured.

The minimum Face Amount.            The Face Amount must be at least:

                                    o     $25,000 for Insureds age 17 and
                                          younger.

                                    o     $50,000 for Insureds older than age
                                          17.

We require a minimum initial        You must pay a minimum initial premium in
premium.                            order for the policy to become effective or
                                    for us to issue the policy. You may pay the minimum initial premium when you submit the application or at a later date.

                                    We will not issue a policy until we have accepted the application. We will accept an application if it meets our underwriting rules. We reserve the right to reject an application for any reason or to "rate" an Insured as a substandard risk.

When your coverage will be          Your policy will become effective after:
effective.
                                    o     We accept your application.

                                    o     We receive an initial premium payment
                                          in an amount we determine.

                                    o     We have completed our review of your
                                          application to our satisfaction.

                                    Your Right to Cancel the Policy

Period to Examine and Cancel.       Once you receive your policy, you should
                                    read it carefully. You have the right to cancel the policy for any reason within 10 days after you receive it. If required by the state where you live, we will extend the 10 days to the number required by law. If you indicate on your application that this policy will replace other insurance, you may cancel it within 60 days after you receive it.

                                    This is your "period to examine and cancel."

                                    Your right to cancel also applies to the amount of any requested increase in Face Amount. This does not apply to any increase in Face Amount under the Automatic Face Amount Increase Option.

How to cancel your policy.          You may cancel the policy by returning it to
                                    our Administrative Office or to our agent within the applicable time with a written request for cancellation. We will refund your premium payments. Thus, the amount we return will not reflect the returns of the subaccounts or the Guaranteed Account that you selected in your application.

                                    Premium

                                    The policy allows you to select the timing and amount of premium payments within limits. You should send premium payments to our Administrative Office.

All your premium payments           Restrictions on Premium. We will not accept
must comply with our                a premium payment:
requirements.

                                    o     If it is less than $25, subject to our
                                          discretion.

                                    o     If the premium would cause the policy
                                          to fail to qualify as a life insurance
                                          contract as defined in Section 7702 of
                                          the Code. We will refund any portion
                                          of any premium that causes the policy
                                          to fail. In addition, we will monitor
                                          the policy and will attempt to notify
                                          you on a timely basis if a policy is
                                          in jeopardy of becoming a modified
                                          endowment contract under the Code.

                                    o     If the premium would increase the
                                          amount of our risk under your policy
                                          by an amount greater than that premium
                                          amount. In such cases, we may require
                                          satisfactory evidence of insurability
                                          before accepting that premium.

                                    o     If the Insured has reached Attained
                                          Age 100.

Types of premium payments.          Minimum Initial Premium. We will calculate
                                    the minimum initial premium. The amount is based on a number of factors, including the age, sex and rate class of the proposed
                                    Insured, the desired Face Amount and any supplemental benefits or riders applied for, and whether premium will be paid by pre-authorized checking.

We establish a minimum              Planned Periodic Premium. When you apply for
planned periodic premium.           a policy, you select a plan for paying level
                                    premium at specified intervals. The
                                    intervals may be monthly, quarterly,
                                    semi-annually or annually, for the life of the policy. Pre-authorized checking may be required for monthly payments. We will establish a minimum amount that may be used as the planned periodic premium.

                                    You are not required to pay premium in
                                    accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely. At any time you may request a change in the amount and frequency of planned periodic premium by sending a written notice to our Administrative Office.

                                    Additional Premium. Additional premium is premium other than planned premium. Additional premium may be paid in any amount and at any time subject to the Code and our restrictions on premium.

                                    Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your policy from terminating.

Paying premium may not ensure       Effect of Premium Payments. In general,
that your policy remains in         unless the no lapse provision is in effect,
force.                              paying all planned periodic premium may not
                                    prevent your policy from lapsing. In
                                    addition, if you fail to pay any planned periodic premium, your policy will not necessarily lapse.

                                    Your policy will lapse only when the Net
                                    Cash Surrender Value on a Monthly
                                    Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

                                    o     of the negative return or insufficient
                                          return earned by one or more of the
                                          subaccounts or the Guaranteed Account
                                          you selected; or

                                    o     of any combination of the following --
                                          you have Outstanding Loans, you have
                                          made partial withdrawals, we have
                                          deducted policy expenses, or you have
                                          made insufficient premium payments to
                                          offset the monthly deduction.

No lapse premium guarantee.         No Lapse Provision. In general, during the
                                    first five policy years, if you pay a
                                    sufficient amount of premium, your policy will not lapse even if your Net Cash
                                    Surrender Value is insufficient to pay the monthly deductions then due. You will be eligible for the no lapse premium guarantee if:

                                    o     You have not increased the Face
                                          Amount, except under the Automatic
                                          Face Amount Increase Option.

                                    o     You have not added any riders to your
                                          policy since it was issued.

                                    o     Your policy has not been reinstated.

                                    o     All your premium paid to date, reduced
                                          by any partial withdrawal and
                                          Outstanding Loan, are at least equal
                                          to the product of the minimum premium
                                          shown in your policy information
                                          section multiplied by the number of
                                          months that have elapsed since the
                                          Policy Date.

                                    If you have requested a decrease in the Face
                                    Amount, we may not be able to accept any subsequent premium if such premium would cause the policy to fail to qualify as a life insurance contract under the Code. In this event, the no lapse provision will end.

Your policy will not terminate      Grace Period. Unless the no lapse provision
immediately upon your Account       is in effect, in order for insurance
Value becoming insufficient.        coverage to remain in force, the Net Cash
                                    Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions to be charged on that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the policy will continue in force. The policy will lapse on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the policy will terminate without value and no Life
                                    Insurance Proceeds will be payable.

                                    We will send you a written notice within 30 days of your policy lapsing. The notice will state:

                                    o     A Grace Period of 61 days has begun as
                                          of the date we mailed the notice.

How much you must pay to            o     The amount of premium required to
prevent your policy from                  prevent your policy from terminating.
terminating.                              This amount is equal to the amount
                                          needed to increase the Net Cash
                                          Surrender Value sufficiently to cover
                                          total monthly deductions for the next
                                          three Monthly Anniversaries.

                                    If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

                                    If your policy lapses with an Outstanding
                                    Loan, you may have taxable income. Please consult your tax adviser before taking a loan.

                                    Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and to the Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market Subaccount. The first business day after this period expires, we will reallocate your Account Value in the Money Market Subaccount based on the premium allocation percentages in your application.

                                    For subsequent premium, we will use the
                                    allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time, by sending written notice to our Administrative Office. The change will apply to all premium received with or after your notice.

                                    Allocation Rules. Your allocation
                                    instructions must meet the following
                                    requirements:

                                    o     Each allocation percentage must be a
                                          whole number; and

                                    o     Any allocation to a subaccount or to
                                          the Guaranteed Account must be at
                                          least 1% and the sum of your
                                          allocations must equal 100%.

                                    Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the Policy Date. On the first business day after the period to examine and cancel expires, we will allocate it in accordance with your allocation percentages. We will credit and invest subsequent Net Premium on the date we receive the premium or notice of deposit at our Administrative Office.

                                    If any premium requires us to accept
                                    additional risk, we may allocate this amount to the Money Market Subaccount until we complete our underwriting.

================================================================================

                             The Investment Options

================================================================================

                                    You may allocate your Account Value to:

                                    o     the subaccounts (which invest in the
                                          variable investment options offered
                                          under the policy); or

                                    o     the Guaranteed Account.

                                    Variable Investment Options

                                    Under the policy, you may currently allocate your Account Value to any of the available subaccounts. Each subaccount invests in a specified portfolio of the AIM Variable Insurance Funds, Alliance Variable Products Series Fund, Inc., American Century Portfolios, Inc., Anchor Series Trust, Dreyfus Index Funds, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Franklin Templeton Variable Insurance Products Trust (VIP), J.P. Morgan Series Trust II, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, or SunAmerica Series Trust. These portfolios operate similarly to a publicly-available mutual fund but are only available through the purchase of certain insurance contracts.

                                    These portfolios may serve as the underlying investment vehicles for other variable insurance contracts issued by us and other affiliated/unaffiliated insurance companies.
                                    We do not believe that offering these
                                    portfolios in this manner is disadvantageous to you. The portfolios' management monitors the portfolios for any conflicts among contract owners.

Managed by AIM Advisors,            AIM Variable Insurance Funds
Inc.
                                    The V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

                                    The V.I. International Equity Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

Managed by Alliance Capital         Alliance Variable Products Series Fund, Inc.
Management L.P.
                                    The Premier Growth Portfolio seeks growth of capital. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

                                    The Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

                                    The Technology Portfolio seeks growth of capital through investments in companies expected to benefit from advances in technology. The portfolio invests principally in a diversified portfolio of securities of companies that use technology extensively in the development of new or improved products or processes.

                                    The Utility Income Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and the provision of other utility or utility-related goods and services.

Managed by American Century         American Century Variable Portfolios, Inc.
Investment Management, Inc.
                                    The VP Capital Appreciation Fund seeks
                                    capital growth through the use of a growth investment strategy developed by America
                                    Century to invest in stocks of companies that it believes will increase in value over time. The strategy uses a bottom-up approach to selecting stocks. That means American
                                    Century first looks for strong, growing
                                    companies to invest in, rather than simply buying any company in a growing industry sector.

                                    The VP Income & Growth Fund seeks long-term capital growth by investing in common stocks. Income is a secondary objective. American Century selects primarily from the largest 1,500 publicly traded U.S. companies and uses quantitative, computer-driven models to construct the portfolio of stocks.

Managed by Wellington               Anchor Series Trust
Management Company, LLP
                                    The Capital Appreciation Portfolio seeks long-term capital appreciation. The portfolio invests in growth equity securities, which are widely diversified by industry and company.

                                    The Growth Portfolio seeks capital
                                    appreciation primarily through investments in core equity securities that are widely diversified by industry and company.

                                    The Natural Resources Portfolio seeks a
                                    total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation.

Managed by The Dreyfus              Dreyfus Stock Index Fund
Corporation and Mellon Equity
Associates                          The Dreyfus Stock Index Fund seeks to match
                                    the total return of the Standard & Poor's
                                    500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index.

                                    The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. For example, as of March 31, 2000, the fund's 10 largest holdings represented more than 25% of its total assets, consistent with the composition of the index.

Managed by The Dreyfus              Dreyfus Variable Investment Fund
Corporation
                                    The Small Company Stock Portfolio seeks
                                    investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500(TM) Stock
                                    Index ("Russell 2500"). To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market values generally range between $500 million and $5 billion. Stocks are chosen through a disciplined process combining computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the portfolio's share price compared to the Russell 2500 are primary goals of the investment process.

Managed by Fidelity                 Fidelity Variable Insurance Products Fund
Management & Research
Company                             The VIP Growth Portfolio seeks capital
                                    appreciation through investment primarily in common stock.

  Subadvised by Fidelity            The VIP High Income Portfolio seeks a high
  Management & Research Far         level of current income by investing
  East Inc. and Fidelity            primarily in income-producing debt
  Management & Research             securities, preferred stocks and convertible
  (U.K.), Inc.                      securities, with emphasis on lower-quality
                                    debt securities (commonly referred to as "junk-bonds"), while also considering growth of capital. The potential for high yield is accompanied by higher risk.

  Subadvised by Fidelity            The VIP Money Market Portfolio seeks to
  Investments Money                 obtain as high a level of current income as
  Management, Inc.                  is consistent with preserving capital and
                                    providing liquidity. The portfolio will
                                    invest only in high quality U.S. dollar
                                    denominated money market securities of
                                    domestic and foreign issuers. An investment in the VIP Money Market Portfolio is neither insured nor guaranteed by the U.S.
                                    Government and there can be no assurance that the portfolio will maintain a stable
                                    $1.00 share price.

Managed by Fidelity                 Fidelity Variable Insurance Products Fund II
Management & Research
Company

  Subadvised by Fidelity            The VIP II Asset Manager Portfolio seeks to
  Management & Research Far         provide a high total return with reduced
  East, Inc. and Fidelity           risk over the long term by allocating its
  Management & Research             assets among stocks, bonds and short-term
  (U.K.) Inc.                       money market instruments.

  Subadvised by Fidelity            The VIP II Contrafund(R) Portfolio seeks
  Management & Research Far         long-term capital appreciation by investing
  East, Inc. and Fidelity           in securities of companies whose value the
  Management & Research             manager believes is not fully recognized by
  (U.K.) Inc.                       the public.

  Subadvised by Fidelity            The VIP II Investment Grade Bond Portfolio
  Investments Money                 seeks as high a level of current income as
  Management, Inc.                  is consistent with the preservation of
                                    capital by investing in U.S. dollar
                                    denominated investment-grade bonds.

Managed by Templeton                Franklin Templeton Variable Insurance
Investment Counsel, Inc.            Products Trust (VIP)

                                    The Templeton Asset Allocation Fund seeks high total return by investing in equity securities of companies in any nation, debt securities of companies and governments of any nation, including emerging markets, and money market instruments.

Managed by J.P. Morgan              J.P. Morgan Series Trust II
Investment Management, Inc.
                                    The Bond Portfolio seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. The portfolio invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that J.P Morgan believes have the potential to provide a high total return over time.

                                    The Disciplined Equity Portfolio seeks to provide high total return from a portfolio of selected equity securities. The portfolio invests primarily in large- and medium-capitalization U.S. companies.

Managed by Neuberger Berman         Neuberger Berman Advisers Management Trust
Management Inc.
                                    The AMT Partners Portfolio seeks to achieve growth of capital by investing mainly in stocks of mid- to large-capitalization companies. Neuberger Berman looks for well-managed companies whose stock prices are undervalued.

                                    The AMT Limited Maturity Bond Portfolio
                                    seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. Neuberger Berman looks for securities that appear underpriced compared to securities of similar structure and credit quality and securities that appear likely to have their credit ratings raised.

Managed by                          Oppenheimer Variable Account Funds
OppenheimerFunds, Inc.
                                    The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

                                    The Oppenheimer Main Street Growth & Income
                                    Fund/VA seeks high total return, which
                                    includes growth in the value of its shares as well as current income, from equity and debt securities.

Managed by SunAmerica Asset         SunAmerica Series Trust
Management Corp.
                                    The Aggressive Growth Portfolio seeks
                                    capital appreciation by investing primarily in equity securities of high growth companies including small and mid growth companies with market capitalization of $1.5 billion to $10 billion.

                                    The SunAmerica Balanced Portfolio seeks
                                    conservation of principal and capital
                                    appreciation by maintaining, at all times, a balanced portfolio of stocks and bonds with at least 25% invested in fixed income securities.

  Subadvised by Alliance            The Alliance Growth Portfolio seeks
  Capital Management L.P.           long-term growth of capital by investing
                                    primarily in common stocks and other equity securities.

  Subadvised by Alliance            The Growth-Income Portfolio seeks growth of
  Capital Management L.P.           capital and income through investment
                                    primarily in dividend-paying common stocks of good quality.

  Subadvised by Goldman             The Global Bond Portfolio seeks high total
  Sachs Asset Management            return, emphasizing current income and, to a
  International                     lesser extent, capital appreciation, by
                                    investing in high fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

  Subadvised by Massachusetts       The MFS Mid-Cap Growth Portfolio seeks
  Financial Services Company        long-term growth of capital by investing
                                    primarily in equity securities of
                                    medium-sized companies, generally with
                                    market capitalization between $1 billion and $5 billion, that its subadviser believes have above-average growth potential.

  Subadvised by Marsico             The Marsico Growth Portfolio seeks long-term
  Capital Management, LLC           growth of capital by investing under normal
                                    circumstances at least 65% in equity
                                    securities of large companies with a general core position of 20 to 30 common stocks.

                                    Guaranteed Investment Option

                                    Under the policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account, which is part of the Guaranteed Account.

                                    We treat each allocation and transfer
                                    separately for purposes of crediting
                                    interest and making deductions from the
                                    Guaranteed Account.

                                    Interest Credited On the Guaranteed Account.
                                    All of your Account Value held in the
                                    Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than an effective rate of 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

                                    Deductions from the Guaranteed Account. We will deduct any transfers, partial withdrawals and policy expenses from the Guaranteed Account and the subaccounts on a pro rata basis, unless you tell us otherwise. No portion of the Loan Account may be used for this purpose.

                                    We treat amounts transferred from the Loan
                                    Account to the remaining portion of the
                                    Guaranteed Account as a new allocation to the Guaranteed Account. We will credit this transfer with interest at the rate then in effect for Guaranteed Account allocations.

                                    Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan, partial withdrawal or surrender from the Guaranteed Account, we may defer payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 10 days or more, we will pay interest on the amount we deferred at an effective rate of 4% per year, compounded annually, until we make payment.

================================================================================

                          Investing Your Account Value

================================================================================

                                    The policy allows you to choose how to
                                    invest your Account Value. Your Account
                                    Value will increase or decrease based on:

                                    o     The returns earned by the subaccounts
                                          you select.

                                    o     Interest credited on amounts allocated
                                          to the Guaranteed Account.

                                    We will determine your policy benefits based upon your Account Value. If your Account Value is insufficient, your policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the policy will lapse and a Grace Period will begin.

                                    Determining the Account Value

                                    On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction we deduct.

                                    On each Valuation Date thereafter, your
                                    Account Value is equal to:

                                    o     that portion of your Account Value
                                          held in the subaccounts, plus

                                    o     that portion of your Account Value
                                          held in the Guaranteed Account.

                                    Your Account Value will reflect:

                                    o     the premium you pay;

                                    o     the returns earned by the subaccounts
                                          you select;

                                    o     the interest credited on amounts
                                          allocated to the Guaranteed Account;

                                    o     any loans or partial withdrawals; and

                                    o     the policy charges and expenses we
                                          deduct.

                                    Account Value in the Subaccounts. We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your policy. When you allocate premium or transfer part of your Account Value to a subaccount, we credit your policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

                                    The number of subaccount accumulation units we credit to your policy will:

                                    o     increase when Net Premium is allocated
                                          to the subaccount, amounts are
                                          transferred to the subaccount, and
                                          loan repayments are credited to the
                                          subaccount.

                                    o     decrease when the allocated portion of
                                          the monthly deduction is taken from
                                          the subaccount, a policy loan is taken
                                          from the subaccount, an amount is
                                          transferred from the subaccount, or a
                                          partial withdrawal, including the
                                          partial withdrawal charge, is taken
                                          from the subaccount.

                                    Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the net investment factor for the current Valuation Period.

                                    Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount and reflects any dividend or capital gain distributions on the portfolio shares and the deduction of the daily mortality and expense risk charge.

                                    Guaranteed Account Value. On any Valuation
                                    Date, the Guaranteed Account portion of your Account Value equals:

                                    o     the total of all Net Premium,
                                          allocated to the Guaranteed Account,
                                          plus

                                    o     any amounts transferred to the
                                          Guaranteed Account, plus

                                    o     interest credited on the amounts
                                          allocated and transferred to the
                                          Guaranteed Account, less

                                    o     the amount of any transfers from the
                                          Guaranteed Account, less

                                    o     the amount of any partial withdrawals,
                                          including the partial withdrawal
                                          charge, taken from the Guaranteed
                                          Account, less

                                    o     the allocated portion of the monthly
                                          deductions, if any, deducted from the
                                          Guaranteed Account, plus

                                    o     the amount of the Loan Account.

                                    If you take a policy loan, we transfer the amount of the loan to the Loan Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest charged and credited on the Loan Account.

                                    Transfers

                                    You may transfer Account Value among the subaccounts and to and from the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging, automatic rebalancing and systematic withdrawal programs, must satisfy the following requirements:

                                    o     Minimum amount of transfer -- You must
                                          transfer at least $250 or the balance
                                          in the subaccount or the Guaranteed
                                          Account, if less;

                                    o     Form of transfer request -- You must
                                          make a written request unless you have
                                          established prior authorization to
                                          make telephone transfers or by other
                                          means we make available;

                                    o     Transfers from the Guaranteed Account
                                          -- The maximum you may transfer in a
                                          policy year is equal to 25% of your
                                          Account Value in the Guaranteed
                                          Account (not including the Loan
                                          Account) on the most recent policy
                                          anniversary reduced by all prior
                                          partial withdrawals and transfers
                                          taken from the Guaranteed Account
                                          during that policy year.

                                    Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Office. We process transfers on the same date we receive your transfer request assuming the New York Stock Exchange is open for trading. The transfer will be made at the price next computed after we receive your transfer request. We may, however, defer transfers under the same conditions as described under "Other Policy Provisions - When Proceeds Are Paid."

                                    Number of Permitted Transfers/Transfer
                                    Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a policy year, we will assess a $25 transfer charge. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a policy year. Transfers in connection with the dollar cost averaging and automatic rebalancing programs will not count against the 12 free transfers in a policy year. We reserve the right to increase the number of free transfers allowed in any policy year.

                                    Telephone Transfers. If you have completed an authorization form allowing telephone transfers, you may request transfers by telephone. We confirm all telephone transfers in writing. You should review all confirmations to determine if there have been any unauthorized transfers.

                                    We will use reasonable procedures to confirm that telephone transfer requests are genuine. We will not be liable for any loss due to unauthorized or fraudulent instructions.

                                    We reserve the right to suspend telephone transfer privileges at any time.

                                    Dollar Cost Averaging (DCA)

                                    Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

                                    If you select this program, we will
                                    automatically transfer monthly a portion of your Account Value. Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, not less than 1% may be allocated to any subaccount or to the Guaranteed Account. You may instruct us to make the transfers from any subaccount or the Guaranteed Account. There is no charge for this program.

                                    Dollar Cost Averaging From the Guaranteed
                                    Account with Six Month Bonus Rate (DCA Plus
                                    Program). We may make available a six-month bonus interest rate if you use the dollar cost averaging feature from the Guaranteed Account. We will credit the Net Premium to the DCA Plus Guaranteed Account. This dollar cost averaging option must be elected at the time of application and only applies to premium received during the initial six months following the Policy Date. We will transfer monthly one-sixth of your Account Value in the DCA Plus Guaranteed Account over a period of six months.

                                    During this period, we may credit an
                                    interest rate in addition to the interest rate that we are crediting on allocations or transfers to the Guaranteed Account at that time. Additional amounts may not be allocated to the DCA Plus Guaranteed Account after the six-month period.

                                    If you terminate dollar cost averaging while your Account Value includes amounts in the DCA Plus Guaranteed Account, we will transfer that amount to the Guaranteed Account. It will earn interest at the current rate we are crediting on allocations or transfers to the Guaranteed Account.

                                    We reserve the right to establish dollar cost averaging transfer limits, to restrict the subaccounts from which dollar cost averaging transfers may be made, and to eliminate this option all together.

                                    Processing Your Automatic DCA Transfers. We will begin to process your automatic transfers:

                                    o     On the first Monthly Anniversary
                                          following the end of the period to
                                          examine and cancel if you request the
                                          automatic DCA transfers when you apply
                                          for your policy.

                                    o     On the second Monthly Anniversary
                                          following the receipt of your request
                                          at our Administrative Office if you
                                          elect the option after you applied for
                                          the policy.

                                    We will stop processing automatic DCA
                                    transfers if:

                                    o     The funds in the transferring
                                          subaccount or the Guaranteed Account
                                          have been depleted;

                                    o     We receive your written request at our
                                          Administrative Office to cancel future
                                          transfers;

                                    o     We receive notification of death of
                                          the Insured; or

                                    o     Your policy goes into a Grace Period.

                                    Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

                                    Automatic Rebalancing

                                    We may offer an automatic rebalancing
                                    program that rebalances your Account Value to match your allocation instructions.

                                    This program is offered because the Account
                                    Value in the Guaranteed Account and the
                                    subaccounts will accumulate at different rates as a result of different investment returns. Automatic rebalancing will reset your Account Value in the Guaranteed Account and the subaccounts to your most recent allocation instructions. You may elect the frequency (monthly, quarterly, semi-annually, or annually) as measured from the policy anniversary. On the appropriate day, we will rebalance your Account Value by reallocating it according to your most recent allocation instructions.

                                    There is no charge for this program. We will not count transfers resulting from automatic rebalancing against your free transfers.

                                    We will stop processing automatic
                                    rebalancing transfers if:

                                    o     we receive your written request at our
                                          Administrative Office to cancel future
                                          transfers;

                                    o     we receive notification of death of
                                          the Insured; or

                                    o     your policy goes into a Grace Period.

                                    We reserve the right to suspend or modify automatic rebalancing or to charge an administrative fee for excessive election or allocation changes. Automatic rebalancing is not available if the Grace Period has commenced.

================================================================================

                                  Death Benefit

================================================================================

                                    Life Insurance Proceeds

                                    During the policy term, we will pay the Life
                                    Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Office:

                                    o     satisfactory proof of the Insured's
                                          death; and

                                    o     the policy.

The Beneficiary will receive the    Payment of Life Insurance Proceeds. We will
Life Insurance Proceeds in one      pay the Life Insurance Proceeds generally
lump sum.                           within seven days after we receive the
                                    required information. We will pay the Life
                                    Insurance Proceeds to the Beneficiary in one lump sum. Payment of the Life Insurance
                                    Proceeds may also be affected by other
                                    provisions of the policy.

                                    We will pay interest on the Life Insurance
                                    Proceeds from the date of the Insured's
                                    death to the date of payment as required by applicable state law.

                                    Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will depend on the tax qualification option that you select and will equal:

                                    o     the amount of the Death Benefit
                                          determined according to the Attained
                                          Age of the Insured as described below;
                                          plus

                                    o     any other benefits then due from
                                          riders to the policy; minus

                                    o     the Outstanding Loan, if any, minus

                                    o     any overdue monthly deductions if the
                                          Insured dies during a Grace Period.

                                    Death Benefit Options

Before Attained Age 100.            Before the Insured reaches Attained Age 100,
                                    we will determine the Death Benefit
                                    according to the death benefit option you select. You may select from three death benefit options.

  Level Death Benefit Option.       o     Level Death Benefit Option

                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount; or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor

                                          You should consider this death benefit
                                          option if you want to minimize your
                                          cost of insurance.

  Variable Death Benefit            o     Variable Death Benefit Option
  Option.
                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount plus Account Value
                                                on the date of death; or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor.

                                          You should consider this death benefit
                                          option if you want your Death Benefit
                                          to vary with your Account Value.

Premium Recovery Death              o     Premium Recovery Death Benefit Option
Benefit Option.
                                          The Death Benefit will be the greater
                                          of:

                                          (1)   Face Amount plus premium paid
                                                until the policy anniversary
                                                prior to the date of death minus
                                                partial withdrawals; or

                                          (2)   Account Value on the date of
                                                death multiplied by the
                                                appropriate minimum death
                                                benefit factor.

                                          You should consider this death benefit
                                          if you want your Death Benefit to

After Attained Age 100.             After the Insured reaches Attained Age 100,
                                    the Death Benefit will equal your Account
                                    Value. As of that time, any rider to the policy will end without value, we will not accept any additional premium, and we will not deduct the mortality and expense risk charge or charge the monthly deduction.
                                    However, while the policy is in force you may continue to request policy loans, partial withdrawals, surrenders, and transfers as described in this prospectus.

Tax Qualification Options.          Section 7702 of the Code provides
                                    alternative testing procedures for meeting the definition of life insurance. Each policy must qualify under one of these two tests and you may select the test we use for ensuring your policy meets the definition of life insurance.

                                    For both tests under Section 7702, there is a minimum Death Benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and will be based on the Attained Age and sex of the Insured. A table of the applicable factors is located in your policy.

                                    The two tax qualification options are:

  Guideline Premium/Cash            o     Guideline Premium/Cash Value Corridor
  Value Corridor Test.                    Test.

  Cash Value Accumulation           o     Cash Value Accumulation Test. This tax
  Test.                                   qualification option should be
                                          considered if you want to maximize the
                                          premium permitted for your policy.

                                    Once you have selected the tax qualification option for your policy, it may not be changed.

                                    Changes in Death Benefit Options

                                    Unless you select the Premium Recovery Death
                                    Benefit Option, you may request a change in death benefit option at any time after the first policy anniversary while your policy is in force and before the Insured reaches Attained Age 100.

How to request a change.            You may change your death benefit option by
                                    providing your agent with a written request or by writing to us at our Administrative
                                    Office. We may require that you submit
                                    satisfactory evidence of insurability to us.

                                    If you request a change from the Level Death
                                    Benefit Option to the Variable Death Benefit
                                    Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we will not allow such a change if it would reduce the Face Amount below the minimum Face Amount. This change will also cancel all future Face Amount increases under the Automatic Face Amount Increase Option.

                                    If you request a change from the Variable
                                    Death Benefit Option to the Level Death
                                    Benefit Option, we will increase the Face
                                    Amount by an amount equal to your Account
                                    Value on the date the change takes effect.
                                    Such decreases and increases in the Face
                                    Amount are made so that the Death Benefit remains the same on the date the change takes effect.

                                    Once a change is approved, we will issue new policy information pages and attach a copy of your application for change. The change will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. We reserve the right to decline to make any changes that we determine would cause the policy to fail to qualify as life insurance under our interpretation of the Code.

                                    Changes in Face Amount

                                    When you apply for a policy, you may select the Automatic Face Amount Increase Option. In addition, you may request a change in the Face Amount at any time after the first policy anniversary while the policy is in force and before the Insured reaches Attained Age 100, subject to any evidence of insurability requirements. We will not make a change in Face Amount that causes your policy to fail to qualify as life insurance under the Code.

                                    Automatic Face Amount Increase Option. Under the Automatic Face Amount Increase Option, the Face Amount will be automatically increased on specified policy anniversaries up to a maximum total for all increases that is twice the initial Face Amount. You may select the Automatic Face Amount Increase Option only if you also select the Level Death Benefit Option. When you select this option, you must specify:

                                    o     the policy anniversaries on which the
                                          Face Amount increase will begin. The
                                          increase must begin no later than the
                                          tenth policy anniversary.

                                    o     the amount of increase, which may be
                                          no less than 1% and no more than 6% of
                                          the initial Face Amount.

                                    You may elect to cancel the automatic
                                    increase. If you do so, we will cancel all future increases. We require at least 30 days written notice before the effective date of an increase. In addition, any request to decrease the Face Amount or change from the Level Death Benefit Option to the Variable Death Benefit Option will cancel all future automatic increases.

                                    Increases in Face Amount. Any request for an increase:

                                    o     Must be made after the first policy
                                          anniversary.

                                    o     Must be for at least $10,000.

                                    o     May not be requested more than once
                                          each policy year.

                                    o     May not be requested after the
                                          Insured's Attained Age 85.

                                    A written application must be submitted to our Administrative Office along with satisfactory evidence of insurability. You must return the policy so we can amend it to reflect the increase. The requested increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date of the increase in Face Amount.

                                    Decreases in Face Amount. Any request for a decrease:

                                    o     Must be made after the first policy
                                          anniversary.

                                    o     Must be for at least $5,000.

                                    o     Must not cause the Face Amount after
                                          the decrease to be less than the
                                          minimum Face Amount at which we would
                                          issue a policy.

                                    During the second through the fifth policy years, you may decrease the Face Amount by up to 25% of the initial Face Amount each policy year. The decreases may be cumulative. If the Face Amount is decreased during the first 10 policy years or within 10 policy years of an increase in Face Amount, a surrender charge will be applicable.

                                    Consequences of a Change in Face Amount.
                                    Both requested increases and decreases in Face Amount may impact the surrender charge. In addition, a requested increase or decrease in Face Amount may impact the status of the policy as a modified endowment contract. An increase in Face Amount, other than as a result of a scheduled automatic increase, will cause the termination of the policy's no lapse provision. A decrease in the Face Amount will cancel the Automatic Face Amount Increase Option.

                                    Changes in Owner or Beneficiary

                                    While the Insured is living, you may request a change in the owner or Beneficiary. The change will take effect on the date you sign the notice, but will not apply to any payment we make or other action we take before we receive the notice.

================================================================================

                     Cash Benefits During the Insured's Life

================================================================================

                                    During the life of the Insured, your policy has cash benefits that you may access within limits by taking loans or making a partial withdrawal or surrender.

                                    Policy Loans

                                    You may request a loan against your policy at any time while the policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of a loan you may take as follows:

                                    o     Maximum Loan Amount

                                    (l)   During the first policy year, you may
                                          take a loan so long as the Outstanding
                                          Loan (including the loan at issue)
                                          does not exceed 50% of the Cash
                                          Surrender Value.

                                    (2)   After the first policy year, the
                                          maximum loan amount you may take is:

                                          (a)   Your Net Cash Surrender Value,
                                                less

                                          (b)   Loan interest to the next policy
                                                anniversary on the loan amount
                                                you are currently requesting,
                                                less

                                          (c)   The amount we calculate for the
                                                monthly deductions for each
                                                Monthly Anniversary up to the
                                                next policy anniversary.

                                    o     Minimum Loan Amount -- $500.

How to request a loan.              You must submit a written request for a loan
                                    to the Administrative Office. Policy loans will be processed as of the date we receive the request at our Administrative Office.
                                    Loan proceeds generally will be sent to you within seven days. We reserve the right to defer any loan payment for up to six months.

                                    Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not to exceed 6%. The maximum net cost (the difference between the rate of interest we charge on policy loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year until the tenth policy anniversary. After the tenth policy anniversary, the net cost is 0%. Interest is due and payable at the end of each policy year while a policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

                                    Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount and Guaranteed Account on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

                                    When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your premium allocation percentages in effect at the time of repayment.

                                    Effect of Policy Loan. A policy loan,
                                    whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited to the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the policy loan is outstanding, the effect could be favorable or unfavorable.

                                    In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income. You should consult your tax adviser before taking a loan.

                                    If the Life Insurance Proceeds become
                                    payable while a policy loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

                                    If the Outstanding Loan exceeds the Net Cash
                                    Surrender Value on any Monthly Anniversary, the policy will lapse. We will send you, and any assignee of record, notice of the lapse. The notice will specify the amount that must be repaid to prevent termination. You will have the opportunity during the Grace Period to submit sufficient payment to avoid termination.

                                    Outstanding Loan. The Outstanding Loan on a
                                    Valuation Date equals:

                                    o     All policy loans that have not been
                                          repaid (including past due unpaid
                                          interest added to the loan), plus

                                    o     accrued interest not yet due.

                                    Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received. You must indicate that the amount paid is for a loan repayment.

                                    Partial Withdrawals

Requirements for Partial            You may request a partial withdrawal at any
Withdrawals.                        time after the first policy anniversary.
                                    Currently, we limit the number of partial withdrawals to four each policy year. This does not include withdrawals made as part of the systematic withdrawal program. We may limit the minimum and maximum amount of withdrawals.

                                    o     Maximum Partial Withdrawal Amount -
                                          your policy's Net Cash Surrender Value
                                          except that the withdrawal may not
                                          cause the Face Amount to be less than
                                          the required minimum Face Amount.

                                    o     Minimum Partial Withdrawal Amount -
                                          $250. This limit does not apply to
                                          withdrawals under the systematic
                                          withdrawal program.

                                    o     Maximum Partial Withdrawal From the
                                          Guaranteed Account - during any policy
                                          year you may only withdraw from the
                                          Guaranteed Account 25% of your Account
                                          Value in the Guaranteed Account (not
                                          including the Loan Account) on the
                                          most recent policy anniversary reduced
                                          by all prior partial withdrawals and
                                          transfers from the Guaranteed Account
                                          during that policy year.

                                    o     Maximum Partial Withdrawal From the
                                          Guaranteed Account If You Are a
                                          Participant in the Systematic
                                          Withdrawal Program - under this
                                          circumstance during any policy year
                                          you may only withdraw the greater of:

                                          (1)   25% of your Account Value in the
                                                Guaranteed Account (not
                                                including the Loan Account) on
                                                the most recent policy
                                                anniversary reduced by all prior
                                                partial withdrawals and
                                                transfers from the Guaranteed
                                                Account during that policy year;
                                                or

                                          (2)   The maximum amount you may have
                                                withdrawn from the Guaranteed
                                                Account in any of the prior
                                                policy years.

How to request a partial            You must submit a written request to our
withdrawal.                         Administrative Office. We will reduce your
                                    Account Value by the partial withdrawal
                                    amount plus any applicable charges. When you request a partial withdrawal, you may direct us to take the requested amount from any subaccount or from the Guaranteed Account.
                                    If you do not direct us or if the Account
                                    Value in the subaccount or Guaranteed
                                    Account is insufficient to withdraw the
                                    amount requested, we will withdraw all or the difference from the remaining subaccounts on a pro rata basis.

                                    We will process partial withdrawal requests at the price next computed after we receive your written request at our Administrative Office. We will generally pay partial withdrawals within seven days.

                                    Expenses for Partial Withdrawal. During the first ten policy years or for the ten policy years following a requested increase in Face Amount, we will deduct the applicable surrender charge on a partial withdrawal. This charge will be deducted from your Account Value along with the amount requested to be withdrawn and will be considered part of the partial withdrawal (together, the "partial withdrawal amount"). Currently, we do not assess a processing fee for partial withdrawals. However, we reserve the right to assess a $25 processing charge for each withdrawal.

                                    Effect of Partial Withdrawal on your Face
                                    Amount. The Face Amount of your policy will also be reduced by the partial withdrawal amount if you selected the Level Death Benefit Option.

                                    We will reduce the Face Amount by the amount of the partial withdrawal in the following order:

                                    (1)   The most recent increase in the Face
                                          Amount, if any, will be reduced first.

                                    (2)   The next most recent increases in the
                                          Face Amount, if any, will then be
                                          successively decreased.

                                    (3)   The initial Face Amount will then be
                                          decreased.

                                    No partial withdrawal may be made that would reduce the Face Amount below the minimum Face Amount.

                                    Partial withdrawals from your policy may have tax consequences.

                                    Systematic Withdrawal Program

                                    You may access your Account Value by
                                    electing the systematic withdrawal program.
                                    This program allows you to automatically receive payments on a monthly, quarterly, semi-annual or annual basis. You may request to participate in the systematic withdrawal program at any time after the first policy anniversary.

                                    You have the option to switch to borrowing from your Account Value once a specified amount of withdrawals has been reached or at any time after the first policy anniversary. You may also elect to borrow the interest due on your outstanding loan balance in order to continue to receive a steady stream of income. Loans taken under this program are not subject to the minimum loan amount.

                                    Some withdrawals or loans may be taxable.
                                    Please consult your tax adviser before
                                    requesting a withdrawal or a loan.

                                    Surrendering the Policy for Net Cash
                                    Surrender Value

                                    You may surrender your policy at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require the return of the policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value must be taken in one lump sum. Your policy will terminate and cease to be in force if it is surrendered and no Life Insurance Proceeds will be payable. Your policy cannot later be reinstated.

================================================================================

                          Payment Options for Benefits

================================================================================

                                    Currently, we only offer a lump sum payment option for receiving proceeds payable under the policy, such as upon surrender or death.

================================================================================

                             Expenses of the Policy

================================================================================

                                    Periodically, we will deduct expenses
                                    related to your policy. We will deduct
                                    these:

                                    o     from premium, Account Value and from
                                          subaccount assets; and

                                    o     upon certain transactions.

                                    The amount of these expenses are described in your policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct expenses on a current basis that is less than the guaranteed amount.

                                    Deductions From Premium

                                    We will deduct up to a maximum of 8% from each premium payment to provide for state premium taxes, DAC taxes and for other expenses associated with acquiring and servicing a policy. Currently, the deduction is 5% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount for policy years 1-10. Beginning in policy year 11, we currently charge 3% of each premium payment up to the target premium amount and 2% of any premium paid in excess of the target premium amount.

                                    Monthly Deductions From Account Value

                                    On the Policy Date and each Monthly
                                    Anniversary thereafter until the Insured reaches Attained Age 100, we make a deduction from your Account Value. If the Issue Date is later than the Policy Date, we will make a deduction on the Issue Date for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

                                    On each Monthly Anniversary we will deduct charges for:

                                    o     The administration of your policy.

                                    o     The acquisition and underwriting costs
                                          of your policy.

                                    o     The cost of insurance for your policy.

                                    o     The cost of any supplemental benefits
                                          or riders.

                                    Subject to our approval, you may request us to take the monthly deductions from your Account Value allocated to the Guaranteed Account (not including the Loan Account) or specified subaccounts. Otherwise, we will take the monthly deductions from each subaccount and the Guaranteed Account on a pro rata basis.

                                    Administrative Charge. This charge
                                    compensates us for administrative expenses associated with the policy and the Variable Account. These expenses relate to premium billing and collection, record keeping, processing claims, policy loans, policy changes, reporting and overhead costs, processing applications and establishing policy records. This charge will be no more than $7.50 per month. Currently, the charge is $7.50 per month.

                                    Acquisition Charge. We will make a deduction from your Account Value for expenses associated with the acquisition and underwriting costs to issue your policy. This charge will vary based on the Insured's age, sex and rate class. We deduct an amount per $1,000 of Face Amount as shown in Appendix A. The charge is assessed for the first five policy years and, if you request an increase in the Face Amount, for the first five years following that increased Face Amount.

                                    Cost of Insurance Charge. This charge
                                    compensates us for providing insurance
                                    coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from policy to policy and from month to month. For any policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the net amount at risk under the policy on that Monthly Anniversary.

Net Amount at Risk.                 If the Death Benefit is equal to the Face
                                    Amount, the Face Amount plus Account Value, or the Face Amount plus premium paid until the policy anniversary prior to the date of death minus partial withdrawals, then the net amount at risk is calculated as (a) minus (b) where:

                                    (a)   is the current Death Benefit at the
                                          beginning of the policy month divided
                                          by 1.0032737; and

                                    (b)   is the current total Account Value.

                                    If the Death Benefit is equal to the Account
                                    Value multiplied by the appropriate minimum death benefit factor, then the net amount at risk is calculated as (a) minus (b) where:

                                    (a)   is the current Death Benefit at the
                                          beginning of the policy month; and

                                    (b)   is the current total Account Value

                                    Rate Classes for Insureds. We currently rate
                                    Insureds in one of the following basic rate classifications based on our underwriting:

                                    o     preferred plus nonsmoker;

                                    o     preferred nonsmoker;

                                    o     standard plus nonsmoker;

                                    o     standard nonsmoker;

                                    o     smoker;

                                    o     substandard for those involving a
                                          higher mortality risk.

                                    We place the Insured in a rate class when we issue the policy based on our underwriting determination. This original rate class applies to the initial Face Amount, as well as subsequent automatic increases in Face Amount under the Automatic Face Amount Increase Option under the policy. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount and the original rate class will continue to apply to the initial Face Amount and to automatic increases in the Face Amount.

                                    If there have been requested increases in the Face Amount, we may use different cost of insurance rates for the requested increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent requested increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

                                    In order to maintain the policy in
                                    compliance with Section 7702 of the Code, under certain circumstances, an increase in Account Value will cause an automatic increase in the Death Benefit. The Attained Age and rate class for such requested increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

                                    The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the then current net amount at risk, plus the actual dollar amount of the flat extra charge.

                                    Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

                                    Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

                                    Legal Considerations Relating to
                                    Sex-Distinct Premium and Benefits. Mortality tables for the policy generally distinguish between males and females. Thus, premium and benefits under the policy covering males and females of the same age will generally differ.

                                    We may also offer the policy based on unisex mortality tables if required by state law. Employers and employee organizations considering the purchase of a policy should consult their legal advisers to determine whether purchase of a policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer the policy with unisex mortality tables to such prospective purchasers.

                                    Deduction From Variable Account Assets

                                    Mortality and Expense Risk Charge. We deduct a daily charge from the net assets in the subaccounts for assuming certain mortality and expense risks under the policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. Currently, we charge an annual rate of 0.75% of the subaccount assets for the first 10 policy years, 0.25% for policy years 11 through 20, and 0.10% thereafter. The guaranteed charge is at an annual rate of 0.90%. Although the charge may be increased or decreased in our sole discretion, it is guaranteed not to exceed an annual rate of 0.90% of your Account Value in the subaccounts for the duration of a policy.

                                    The mortality risk we assume is that the Insured under a policy may die sooner than anticipated and, therefore, we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies.

                                    Deductions Upon Policy Transactions

                                    Transfer Charge. We currently impose a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each policy year. If applicable, we will deduct the charge from the amount you transfer before allocation to the new subaccount(s) or to the Guaranteed Account. The confirmation of the transaction will show the transfer charge, if any.

                                    Surrender Charge. If the policy is
                                    surrendered or there is a decrease in Face
                                    Amount during the first 10 policy years, we will deduct a surrender charge based on the initial Face Amount. If a policy is surrendered or there is a decrease in Face Amount within 10 years after a requested increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

                                    Surrender Charge Calculation. In general, the surrender charge is based on the Face Amount. The surrender charge will be no greater than the product of (1) times (2) times (3) where:

                                    (1)   is equal to the Face Amount divided by
                                          $1,000;

                                    (2)   is equal to a surrender charge factor
                                          per $1,000 based on the Insured's age,
                                          sex and rate class; and

                                    (3)   is equal to the factor based upon the
                                          number of years that have elapsed
                                          since the Policy Date or requested
                                          increase in Face Amount, as described
                                          in the following table:

                                               Year              Factor
                                               ----              ------

                                                 1............... 100%

                                                 2...............  90%

                                                 3...............  80%

                                                 4...............  70%

                                                 5...............  60%

                                                 6...............  50%

                                                 7...............  40%

                                                 8...............  30%

                                                 9...............  20%

                                                10...............  10%

                                                11+...............  0%

                                    The product of (1) and (2) will be capped at a level not to exceed a maximum surrender charge based on a rate per $1,000 of Face Amount. A table of surrender charge factors per $1,000 of Face Amount is shown in Appendix A.

                                    Surrender Charge Based On An Increase Or
                                    Decrease In Face Amount. A requested
                                    increase in Face Amount of the policy will result in an additional surrender charge during the 10 policy years immediately following the requested increase. The additional surrender charge period will begin on the effective date of the requested increase. If the Face Amount of the policy is reduced before the end of the 10th policy year or within 10 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent requested increase in the Face Amount of the policy. They will then be applied to prior requested increases in Face Amount of the policy in the reverse order in which such increases took place, and then to the initial Face Amount of the policy.

                                    Surrender Charge Upon Partial Withdrawal.
                                    During the surrender charge period we will deduct a surrender charge:

                                    o     Upon a partial withdrawal; and

                                    o     If you decrease your Face Amount.

                                    We deduct the surrender charge from the
                                    subaccounts and the Guaranteed Account in the same proportion as we deduct the amounts for your partial withdrawal.

                                    Surrender Charge Due to Partial Withdrawal.
                                    We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the surrender charge applicable to the policy immediately prior to the partial withdrawal, multiplied by the ratio of (1) the reduction in Face Amount, if any, associated with the partial withdrawal to
                                    (2) the Face Amount prior to the partial withdrawal).

                                    Surrender Charge Due to Decrease in Face
                                    Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).

                                    Partial Withdrawal Administrative Charge. We reserve the right to deduct an administrative charge upon a partial withdrawal of up to $25 per partial withdrawal. Currently, we do not assess an administrative charge for partial withdrawals. In certain states the charge may be the lesser of $25 or 2% of the amount withdrawn.

                                    Discount Purchase Programs

                                    The amount of the surrender charge and other charges under the policy may be reduced or eliminated when sales of the policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by officers, directors and employees of the company, an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

================================================================================

                        Supplemental Benefits and Riders

================================================================================

                                    We intend to make available certain
                                    supplemental benefits and riders which may in the future be issued with the policy. Any monthly charges for these supplemental benefits and riders, as listed below, will be deducted from the Account Value. The addition of riders may affect the cost of insurance.

                                    Accelerated Benefit Rider (ABR)

                                    Accidental Death Benefit Rider (ADB)

                                    Child's Term Rider (CTR)

                                    Other Insured Term Rider (OIR)

                                    Primary Insured Rider (PIR)

                                    Waiver of Monthly Deductions Rider (WMD)

                                    Waiver of Specified Premium Rider (WSP)

================================================================================

                             Other Policy Provisions

================================================================================

                                    Right to Exchange or Convert

                                    You may exchange or convert this policy to a flexible premium fixed benefit life insurance policy on the life of the Insured, without evidence of insurability. This exchange may be made:

                                    (a)   within 24 months after the Issue Date
                                          while the policy is in force;

                                    (b)   within 24 months of any increase in
                                          Face Amount of the policy, other than
                                          under the Automatic Face Amount
                                          Increase Option; or

                                    (c)   within 60 days of the effective date
                                          of a material change in the investment
                                          policy of a subaccount, or within 60
                                          days of the notification of such
                                          change, if later. In the event of such
                                          a change, we will notify you and give
                                          you information on the options
                                          available.

                                    When an exchange or conversion is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the policy. The Face Amount in effect at the time of the exchange will remain unchanged. The Policy Date, Issue Date, and issue age of the Insured will remain unchanged. The owner and Beneficiary are the same as were recorded immediately before the exchange.

                                    Incontestability

                                    We will not contest the policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

                                    Suicide Exclusion

                                    If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the Issue Date, our liability will be limited to the payment of a single sum. This sum will be equal to the premium paid, minus any loan and accrued loan interest, any partial withdrawal, and the cost of any riders attached to the policy. If the Insured commits suicide (while sane or insane) within two years (unless otherwise specified by state law) after the effective date of a requested increase in the Face Amount, then our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

                                    Misstatement of Age or Sex

                                    If an Insured's age or sex has been
                                    misstated in the policy, the Death Benefit and any benefits provided by riders shall be those which would be purchased at the most recent monthly deduction for the cost of insurance charge for the correct age and sex.

                                    Changes in the Policy or Benefits

                                    At any time we may make such changes in the policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the policy conform with any law or regulation issued by any government agency to which it is subject.

                                    When Proceeds Are Paid

                                    We will ordinarily pay Life Insurance
                                    Proceeds, loan proceeds, and partial
                                    withdrawal or surrender proceeds within
                                    seven days after receipt at our
                                    Administrative Office of all the required documents. Other than the Life Insurance Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if:

                                    (2)   the disposal or valuation of the
                                          Variable Account's assets is not
                                          reasonably practicable because the New
                                          York Stock Exchange is closed for
                                          other than a regular holiday or
                                          weekend, trading is restricted by the
                                          Securities and Exchange Commission, or
                                          the Securities and Exchange Commission
                                          declares that an emergency exists; or

                                    (3)   the Securities and Exchange Commission
                                          by order permits postponement of
                                          payment for your protection.

                                    In addition we may delay making deductions from the Guaranteed Account for up to 6 months after we receive your request.

                                    Reports to Owners

                                    We will send you a confirmation within seven days of the following transactions:

                                    o     the receipt of any unplanned premium
                                          (and any premium received before the
                                          Issue Date);

                                    o     any change of allocation of premium;

                                    o     any transfer among subaccounts;

                                    o     any loan, interest repayment, or loan
                                          repayment;

                                    o     any partial withdrawal;

                                    o     any return of premium necessary to
                                          comply with applicable maximum receipt
                                          of any premium payment;

                                    o     any exercise of your right to cancel;

                                    o     an exchange of the policy;

                                    o     full surrender of the policy; or

                                    o     payment of the Life Insurance Proceeds
                                          under the policy.

                                    Within 30 days after each policy anniversary we will send you an annual statement. The statement will show the Death Benefit currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premium paid, all charges deducted during the policy year, and all transactions. We will also send to you annual and semi-annual reports for the Variable Account.

                                    Assignment

                                    You may assign the policy, if we agree, in accordance with its terms by using a form provided by us. We will not be deemed to know of an assignment unless we receive a copy of this assignment form at our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a modified endowment contract as collateral for a loan may result in a taxable event.

                                    Reinstatement

                                    If the policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

                                    1.    Request in writing a reinstatement of
                                          policy benefits within three years
                                          (unless otherwise specified by state
                                          law) from the end of the Grace Period;

                                    2.    Provide evidence of insurability
                                          satisfactory to us;

                                    3.    Make a payment of an amount sufficient
                                          to cover (i) total monthly deductions
                                          for three months, calculated from the
                                          effective date of reinstatement; and
                                          (ii) the premium expense charge. We
                                          will determine the amount of this
                                          required payment as if no interest or
                                          investment performance were credited
                                          to or charged against your Account
                                          Value; and

                                    4.    Repay or reinstate any Outstanding
                                          Loan which existed on the date the
                                          policy ended.

                                    The effective date of the reinstatement of policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. We will deduct the premium expenses from the required payment. The monthly expense charges, Account Value, Outstanding Loan and surrender charge that will apply upon reinstatement will be those that were in effect on the date the policy lapsed. We will start to make monthly deductions again as of the effective date of reinstatement.

================================================================================

                             Performance Information

================================================================================

                                    From time to time we may advertise the total return and the average annual total return of the subaccounts and the portfolios. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

                                    Total return for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. Total return for the subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a portfolio's or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

                                    The performance information set forth in Appendix B reflects the total of the income generated by the portfolio net of the total portfolio operating expenses (i.e., management fees and other portfolio expenses), plus capital gains and losses, realized or unrealized. The performance results do not reflect charges deducted from premium, Account Value, or Variable Account assets (for example, mortality and expense risk charge, monthly deductions, cost of insurance, surrender charge, sales load, DAC taxes, and any state or local premium taxes). If these charges were included, the total return figures would be lower.

                                    Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                                    We may provide in advertising, sales
                                    literature, periodic publications or other materials information on various topics of interest to owners and prospective owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policy and the characteristics of and market for such financial instruments.

                                    Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the policy being offered will be calculated as if the policy had been offered during that period of time, with all charges assumed to be those applicable to the policy.

                                    Performance information for any subaccount in any advertising will reflect only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the portfolios.

================================================================================

                        Federal Income Tax Considerations

================================================================================

                                    The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Code will change. You should speak to a competent tax adviser to discuss how the purchase of a policy and the transactions you make under the policy will impact your federal tax liability.

                                    Tax Status of the Policy

                                    A policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the policy may not meet the definition of a life insurance contract. You should consult your own tax advisers to discuss these risks.

                                    The Company

                                    We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

                                    Diversification and Investor Control

                                    The Code requires that we diversify the
                                    investments underlying variable insurance contracts. If the investments are not properly diversified and any remedial period has passed, Section 817(h) of the Code provides in general the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your policy. You would have taxable income even though you have not received any payments under the policy.

                                    To the extent that any segregated asset
                                    account with respect to a variable life
                                    insurance contract invests exclusively in securities issued by the U.S. Treasury, the diversification standard is satisfied. A segregated asset account underlying life insurance contracts such as the policy will also meet the diversification requirements if, as of the close of each quarter:

                                    o     the regulated investment companies in
                                          which the segregated asset account
                                          invest satisfy the diversification
                                          requirements described below; and

                                    o     not more than 55% of the value of the
                                          assets of the account are attributable
                                          to cash and cash items (including
                                          receivables), government securities
                                          and securities of other regulated
                                          investment companies.

                                    The diversification requirements may be met for each if:

                                    o     no more than 55% of the value of the
                                          total assets of the portfolio is
                                          represented by any one investment;

                                    o     no more than 70% of the value of the
                                          total assets of the portfolio is
                                          represented by any two investments;

                                    o     no more than 80% of the value of the
                                          total assets of the portfolio is
                                          represented by any three investments;
                                          and

                                    o     no more than 90% of the value of the
                                          total assets of the portfolio is
                                          represented by any four investments.

                                    Generally, each U.S. government agency or instrumentality is treated as a separate issuer under these rules.

                                    All securities of the same issuer are
                                    generally treated as a single investment.

                                    We intend that each portfolio in which the subaccounts invest will be managed by its investment adviser in compliance with these diversification requirements.

                                    A variable life insurance policy could fail to be treated as a life insurance contract for tax purposes if the owner of the policy has such control over the investments underlying the policy (e.g., by being able to transfer values among subaccounts with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertainty on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the policy qualifies as a life insurance contract.

                                    Tax Treatment of the Policy

                                    Section 7702 of the Code sets forth a
                                    detailed definition of a life insurance
                                    contract for federal tax purposes. The
                                    Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a policy were determined not to be a life insurance contract for purposes of Section 7702, that policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

                                    With respect to a policy issued on the basis of a standard rate class, we believe that such a policy should meet the Section 7702 definition of a life insurance contract.

                                    With respect to a policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in
                                    particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a policy would satisfy Section 7702, particularly if the you pay the full amount of premium permitted under the policy.

                                    If subsequent guidance issued under Section
                                    7702 leads us to conclude that a policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict policy transactions if we determine such action to be necessary to qualify the policy as a life insurance contracts under
                                    Section 7702.

                                    Tax Treatment of Policy Benefits In General

                                    This discussion assumes that each policy will qualify as a life insurance contract for federal income tax purposes under
                                    Section 7702. The Life Insurance Proceeds under the policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in Account Value should not be taxed until there has been a distribution from the policy such as a surrender, partial surrender or lapse with outstanding loan.

                                    Pre-Death Distribution

                                    The tax treatment of any distribution you receive before the insured's death depends on whether the policy is classified as a modified endowment contract.

                                    Policies Not Classified as Modified
                                    Endowment Contracts

                                    o     If you surrender the policy or allow
                                          it to lapse, you will not be taxed
                                          except to the extent the amount you
                                          receive is in excess of the premium
                                          you paid less the untaxed portion of
                                          any prior withdrawals. For this
                                          purpose, you will be treated as
                                          receiving any portion of the cash
                                          surrender value used to repay policy
                                          debt. The tax consequences of a
                                          surrender may differ if you take the
                                          proceeds under an income payment
                                          settlement option.

                                    o     Generally, you will be taxed on a
                                          withdrawal to the extent the amount
                                          you receive exceeds the premium you
                                          paid for the policy less the untaxed
                                          portion of any prior withdrawals.
                                          However, under some limited
                                          circumstances, in the first 15 policy
                                          years, all or a portion of a
                                          withdrawal may be taxed if the cash
                                          value exceeds the total premium paid
                                          less the untaxed portions of any prior
                                          withdrawals, even if total withdrawals
                                          do not exceed total premium paid.

                                    o     Extra premium for optional benefits
                                          and riders generally do not count in
                                          computing the premium paid for the
                                          policy for the purposes of determining
                                          whether a withdrawal is taxable.

                                    o     Loans you take against the policy are
                                          ordinarily treated as debt and are not
                                          considered distributions subject to
                                          tax.

                                    Modified Endowment Contracts

                                    o     The rules change if the policy is
                                          classified as a modified endowment
                                          contract ("MEC"). The policy could be
                                          classified as a MEC if premium
                                          substantially in excess of scheduled
                                          premium is paid or a decrease in the
                                          face amount of insurance is made (or a
                                          rider removed). The addition of a
                                          rider or an increase in the face
                                          amount of insurance may also cause the
                                          policy to be classified as a MEC. The
                                          rules on whether a policy will be
                                          treated as a MEC are very complex and
                                          cannot be fully described in this
                                          summary. You should consult a
                                          qualified tax adviser to determine
                                          whether a policy transaction will
                                          cause the policy to be classified as a
                                          MEC. We will monitor your policy and
                                          will take steps reasonably necessary
                                          to notify you on a timely basis if
                                          your policy is in jeopardy of becoming
                                          a MEC.

                                    o     If the policy is classified as a MEC,
                                          then amounts you receive under the
                                          policy before the insured's death,
                                          including loans and withdrawals, are
                                          included in income to the extent that
                                          the cash value before surrender
                                          charges exceeds the premium paid for
                                          the policy increased by the amount of
                                          any loans previously included in
                                          income and reduced by any untaxed
                                          amounts previously received other than
                                          the amount of any loans excludible
                                          from income. An assignment of a MEC is
                                          taxable in the same way. These rules
                                          also apply to pre-death distributions,
                                          including loans, made during the
                                          two-year period before the time that
                                          the policy became a MEC.

                                    o     Any taxable income on pre-death
                                          distributions (including full
                                          surrenders) is subject to a penalty of
                                          10% unless the amount is received on
                                          or after age 59 1/2, on account of
                                          your becoming disabled or as a life
                                          annuity. It is presently unclear how
                                          the penalty tax provisions apply to
                                          the policies owned by businesses.

                                    o     All MECs issued by us to you during
                                          the same calendar year are treated as
                                          a single policy for purposes of
                                          applying these rules.

                                    Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a policy loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

                                    Policy Exchanges and Modifications.
                                    Depending on the circumstances, the exchange of a policy, a change in the policy's death benefit option, a policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds will depend on the circumstances of each owner or Beneficiary.

                                    Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

                                    You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                    Generation Skipping Transfer Tax. A transfer of the policy or the designation of a beneficiary who is either 37 1/2 years younger than the owner or a grandchild of the owner may have generation skipping transfer tax consequences.

                                    Contracts Issued in Connection With Tax
                                    Qualified Pension Plans. Prior to purchase of a policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

                                    Possible Charge for the Company's Taxes

                                    At the present time, we do not deduct any charges for any federal, state or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policy.

================================================================================

                           Distribution of the Policy

================================================================================

                                    Where the policy may be lawfully sold, it is sold by licensed insurance agents who are registered representatives of broker-dealers registered under the Securities Exchange Act of 1934. The broker-dealers are also members of the National Association of Securities Dealers, Inc.

                                    The policy will be distributed through the principal underwriter for the Variable Account, AIG Equity Sales Corp. ("AIGESC"), 70 Pine Street, New York, New York, an affiliate of ours. AIGESC may also enter into selling agreements with other broker dealers that will offer the policy.

                                    Commissions may be paid to registered
                                    representatives based on premium paid for policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the policies.

                                    Other Policies Issued by the Company

                                    We may offer other policies similar to those offered herein.

================================================================================

                            About Us and the Accounts

================================================================================

                                    The Company

We are a member of the              American International Life Assurance
American International Group,       Company of New York is a stock life
Inc.                                insurance company operating under the laws
                                    of the State of New York. It was
                                    incorporated in 1962. We provide a full
                                    range of individual and group life,
                                    disability, accidental death and
                                    dismemberment policies and annuities. We are a subsidiary of American International
                                    Group, Inc., which is a holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

                                    The Variable Account

                                    We established the Variable Account as a separate investment account on June 5, 1986. It may be used to support the policy and other variable life insurance policies, and used for other permitted purposes. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws.

Although you may have               We own the assets in the Variable Account.
allocated your Account Value        The Variable Account is divided into
to the subaccounts, you do not      subaccounts. The subaccounts available under
own these assets. You only          the policy invest in shares of a specific
own your policy.                    portfolio of a mutual fund. The Variable
                                    Account may include other subaccounts that are not available under the policy.

                                    Income, gains and losses, realized or
                                    unrealized, of a subaccount are credited to or charged against the subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policy.

Rights we have reserved.            We have reserved certain rights regarding
                                    the Variable Account. We will exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

                                    o     change, add or delete designated
                                          investment options.

                                    o     add or remove subaccounts.

                                    o     withdraw assets of a class of policies
                                          to which the policy belongs from a
                                          subaccount and put them in another
                                          subaccount.

                                    o     combine any two or more subaccounts.

                                    o     register other separate accounts or
                                          deregister the Variable Account with
                                          the Securities and Exchange
                                          Commission.

                                    o     run the Variable Account under the
                                          direction of a committee and discharge
                                          such committee at any time.

                                    o     restrict or eliminate any voting
                                          rights of owners, or other persons who
                                          have voting rights as to the Variable
                                          Account.

                                    o     operate the Variable Account or one or
                                          more of the subaccounts by making
                                          direct investments or in any other
                                          form. If we do so, we may invest the
                                          assets of the Variable Account or one
                                          or more of the subaccounts in any
                                          investments that are legal, as
                                          determined by our own or outside
                                          counsel.

                                    We will not change an investment adviser or any investment of a subaccount of our Variable Account unless approved by the Commissioner of Insurance of the State of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this policy is delivered.

                                    If any change we make results in a material change in the underlying investments of a subaccount, we will notify you of such change. If you have value in that subaccount:

                                    o     We will transfer it at your written
                                          direction from that subaccount without
                                          charge to another subaccount or to the
                                          Guaranteed Account, and

                                    o     You may then change your premium
                                          allocation percentages.

                                    Voting Rights. We are the legal owner of shares held by the subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from owners with Account Value in the corresponding subaccounts. If allowed by law or required by law, we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.

                                    The Guaranteed Account

                                    The Guaranteed Account is an account within our general account. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate investment accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

                                    We have not registered interests in the
                                    Guaranteed Account under the Securities Act of 1933 or the Guaranteed Account as an investment company under the Investment Company Act of 1940.

                                    The staff of the Securities and Exchange
                                    Commission has not reviewed our disclosure regarding the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

================================================================================

                      Our Directors and Executive Officers

================================================================================

The directors and principal officers of the company are listed below with their current principal business affiliation and their principal occupations during the past five years. All officers have been affiliated with the company during the past five years unless otherwise indicated.

                                                               Principal Business
                                                               Affiliations and
                                                               Principal Occupations
Name and Address               Office                          During Past Five Years
----------------               ------                          ----------------------
Michele L. Abruzzo             Director, Senior Executive      Senior Vice President
80 Pine Street                 Vice President
New York, NY 10005

James A. Bambrick              Senior Vice President,          Senior Vice President, A&H
One Alico Plaza                Chief Operations Officer        Division
600 King Street
Wilmington, DE  19801

Paul S. Bell                   Director, Senior Vice           Senior Vice President and Actuary
One Alico Plaza                President, and Chief
600 King Street                Actuary
Wilmington, DE 19801

Marion Elizabeth Fajen         Director                        Retired; formerly Vice President
5608 N. Waterbury Road                                         and Secretary of AIG, Inc.
Des Moines, IA 50312

Patrick Joseph Foley           Director                        Retired; formerly Vice President
Donovan, Perry, Carbon                                         and General Counsel
  McDermit & Radzil
Wall Street Plaza
88 Pine Street
New York, NY 10005

Cecil Calvert Gamwell, II      Director                        Director - Life Division AIG, Inc.,
419 West Beach Road                                            Director - Seguros, Venezuela and
Charleston, RI 02813                                           Director (ALT) Seguros
                                                               Interamericanos (of New York)

Maurice R. Greenberg           Director                        Director, Chairman and Chief
70 Pine Street                                                 Executive Officer AIG, Inc.
New York, NY 10270

                                                               Principal Business
                                                               Affiliations and
                                                               Principal Occupations
Name and Address               Office                          During Past Five Years
----------------               ------                          ----------------------
Jack Russell Harnes            Director                        Retired; formerly Medical Director
70 Pine Street
New York, NY 10270

John Iniss Howell              Director                        Retired; formerly Director of AIG,
Indian Rock Corporation                                        Inc. Director of Schroder Capital
263 Glenville Road, 2nd Fl.                                    Management
Greenwich, CT 06831

Jerome T. Muldowney            Director, Senior Vice           Senior Managing Director of AIG
175 Water Street               President                       Global Investment Corp.
New York, NY 10038

Robinson K. Nottingham         Director, Chairman of the       Chairman of the Board and Chief
70 Pine Street                 Board                           Executive Officer of American
New York, NY 10270                                             International Life Insurance
                                                               Company (ALICO)

John Oehmke                    Chief Financial Officer,        Regional Vice President, Controller
One Alico Plaza                Vice President                  American International Companies,
600 King Street                                                Japan and Korea
Wilmington, DE 19801

Nicholas A. O'Kulich           Director, Vice Chairman,        Vice President, Senior Vice
70 Pine Street                 Treasurer                       President of AIG, Inc.
New York, NY 10270

Edmund Sze-Wing Tse            Director                        Vice Chairman of AIG, Inc.
70 Pine Street
New York, NY 10270

Elizabeth M. Tuck              Secretary                       Secretary and Assistant Secretary of
70 Pine Street                                                 AIG, Inc., and certain affiliates
New York, NY 10270

Kenneth D. Walma               Vice President, General         Assistant Secretary, Associate
One Alico Plaza                Counsel                         General Counsel
600 King Street
Wilmington, DE 19801

Gerald Walter Wyndorf          Director, Chief Executive       Executive Vice President of AIG
80 Pine Street                 Officer and President           Life Insurance Company
New York, NY 10038

================================================================================

                                Other Information

================================================================================

                                    State Regulation

                                    We are subject to the laws of New York
                                    governing insurance companies and to
                                    regulation by the New York Insurance
                                    Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

                                    Legal Proceedings

                                    There are no legal proceedings to which the Variable Account or the principal underwriter is a party. We are engaged in various kinds of routine litigation which, in our opinion, are not of material importance in relation to our total capital and surplus.

                                    Legal Matters

                                    Legal matters relating to the federal
                                    securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.

                                    Published Ratings

                                    We may occasionally publish in
                                    advertisements, sales literature and reports the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and should not be considered as bearing on the investment performance of assets held in the Variable Account.

                                    The ratings are not recommendations to
                                    purchase our life insurance or annuity
                                    products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account.

================================================================================

                              Financial Statements

================================================================================

                                    Our financial statements (American
                                    International Life Assurance Company of New
                                    York for the years ended December 31, 1999, 1998 and 1997) have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in their report, and have been included in this prospectus in reliance upon the authority of such firm as experts in accounting and auditing. Financial statements of the Variable Account are not included because no policies have been issued using the subaccounts described in this prospectus.

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                        Report of Independent Accountants

To the Stockholders and Board of Directors
American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial position of American International Life Assurance Company of New York (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

February 3, 2000

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                        December 31,    December 31,
                                                            1999            1998
                                                         ----------      ----------
Assets

Investments and cash:
  Fixed maturities:
    Bonds available for sale, at market value
    (cost: 1999 - $5,076,750; 1998 - $4,798,349)         $4,973,736      $5,065,014
  Equity securities:
    Common stock
    (cost: 1999 - $12,837; 1998 - $12,848)                   24,428          26,659
    Non-redeemable preferred stocks
    (cost: 1999 - $27,047; 1998 - $13,544)                   26,602          14,691
Mortgage loans on real estate, net                          460,455         544,401
Real estate, net of accumulated
  depreciation of $6,976 in 1999 and $6,325 in 1998          18,937          19,587
Policy loans                                                  9,986          10,281
Other invested assets                                        79,381          84,156
Short-term investments                                      143,766         252,565
Cash                                                            245         157,187
                                                         ----------      ----------

  Total investments and cash                              5,737,536       6,174,541

Amounts due from related parties                              9,470           5,433
Investment income due and accrued                            82,501          81,703
Premium and insurance balances receivable                    17,345          16,172
Reinsurance assets                                          306,663          27,234
Deferred policy acquisition costs                            46,655          41,421
Federal income tax receivable                                 6,598              --
Deferred income taxes                                        55,056              --
Separate and variable accounts                              423,534         319,632
Other assets                                                  1,170           1,377
                                                         ----------      ----------

            Total assets                                 $6,686,528      $6,667,513
                                                         ==========      ==========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                      December 31,   December 31,
                                                          1999           1998
                                                      -----------    -----------
Liabilities

  Policyholders' funds on deposit                     $ 3,741,873    $ 3,607,190
  Future policy benefits                                1,713,163      1,694,572
  Reserve for unearned premiums                             5,948          4,751
  Policy and contract claims                              335,557        318,614
  Reserve for commissions, expenses and taxes               5,183          5,048
  Insurance balances payable                                7,565         12,088
  Federal income tax payable                                   --          7,623
  Deferred income taxes                                        --         65,683
  Amounts due to related parties                            3,320         15,231
  Separate and variable accounts                          423,534        319,632
  Other liabilities                                        32,137            964
                                                      -----------    -----------

                             Total liabilities          6,268,280      6,051,396
                                                      -----------    -----------

Capital funds

  Common stock, $200 par value; 16,125 shares
    authorized, issued and outstanding                      3,225          3,225
  Additional paid-in capital                              197,025        197,025
  Retained earnings                                       277,829        220,949
  Accumulated other comprehensive income                  (59,831)       194,918
                                                      -----------    -----------

                             Total capital funds          418,248        616,117
                                                      -----------    -----------

Total liabilities and capital funds                   $ 6,686,528    $ 6,667,513
                                                      ===========    ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                      Years ended December 31,
                                               -----------------------------------

                                                  1999         1998         1997
                                               ---------    ---------    ---------
Revenues:
  Premiums                                     $ 189,448    $ 100,339    $  96,429
  Net investment income                          462,215      455,176      435,098
  Realized capital losses                        (13,103)      (1,694)        (226)
                                               ---------    ---------    ---------

                  Total revenues                 638,560      553,821      531,301
                                               ---------    ---------    ---------

Benefits and expenses:
  Benefits to policyholders                      244,895      178,401      165,157
  Increase in future policy benefits
   and policyholders' funds on deposit           239,635      252,476      221,192
  Acquisition and insurance expenses              65,533       59,662       58,231
                                               ---------    ---------    ---------

                 Total benefits and expenses     550,063      490,539      444,580
                                               ---------    ---------    ---------

Income before income taxes                        88,497       63,282       86,721
                                               ---------    ---------    ---------

Income taxes (benefits):
   Current                                        15,263       33,357       30,000
   Deferred                                       16,354      (10,772)         930
                                               ---------    ---------    ---------

                 Total income taxes               31,617       22,585       30,930
                                               ---------    ---------    ---------

Net income                                     $  56,880    $  40,697    $  55,791
                                               =========    =========    =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                     Years ended December 31,
                                               -----------------------------------

                                                  1999         1998         1997
                                               ---------    ---------    ---------
Common stock

Balance at beginning of year                   $   3,225    $   3,225    $   3,225
                                               ---------    ---------    ---------

Balance at end of year                             3,225        3,225        3,225
                                               ---------    ---------    ---------

Additional paid-in capital

Balance at beginning of year:                    197,025      197,025      197,025
                                               ---------    ---------    ---------

Balance at end of year                           197,025      197,025      197,025
                                               ---------    ---------    ---------

Retained earnings
  Balance at beginning of year                   220,949      190,252      134,461
  Net income                                      56,880       40,697       55,791
  Dividends to Stockholders                           --      (10,000)          --
                                               ---------    ---------    ---------

  Balance at end of year                         277,829      220,949      190,252
                                               ---------    ---------    ---------

Accumulated other comprehensive income
  Balance at beginning of year                   194,918      184,681      135,431
  Unrealized appreciation (depreciation) of
    investments - net of reclassification
    adjustments                                 (400,842)      (4,208)     104,775
  Deferred income tax benefit (expense) on
    changes and future policy benefits           146,093       14,445      (55,525)
                                               ---------    ---------    ---------

  Balance at end of year                         (59,831)     194,918      184,681
                                               ---------    ---------    ---------

            Total capital funds                $ 418,248    $ 616,117    $ 575,183
                                               =========    =========    =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                   Years ended December 31,
                                                           -----------------------------------------

                                                               1999           1998           1997
                                                           -----------    -----------    -----------
Cash flows from operating activities:
 Net income                                                $    56,880    $    40,697    $    55,791
                                                           -----------    -----------    -----------

Adjustments to reconcile net income
 to net cash provided by operating activities:
 Non-cash revenues, expenses, gains
  and losses included in income:
 Change in insurance reserves                                   45,730        323,971         44,065
 Change in premiums and insurance balances
  receivable and payable -net                                   (5,697)         4,753         (3,201)
 Change in reinsurance assets                                 (279,429)        (6,624)         4,601
 Change in deferred policy acquisition costs                    (5,234)        (1,674)        (3,992)
 Change in investment income due and accrued                      (799)           628         (4,898)
 Realized capital losses                                        13,103          1,694            226
 Change in current and deferred income taxes -net                2,133         (6,220)           243
 Change in reserves for commissions, expenses and taxes            135            480           (337)
 Change in other assets and liabilities - net                    2,969        (24,194)       (11,055)
                                                           -----------    -----------    -----------
Total adjustments                                             (227,089)       292,814         25,652
                                                           -----------    -----------    -----------
 Net cash (used in) provided by operating activities          (170,209)       333,511         81,443
                                                           -----------    -----------    -----------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                      913,262        317,042        255,408
 Cost of fixed maturities at market, matured or redeemed       641,409        824,480        435,831
 Cost of equity securities sold                                  1,149          1,413          7,422
 Cost of real estate sold                                           --          5,107             --
 Realized capital (losses) gains                               (13,103)        (1,694)         3,774
 Purchase of fixed maturities                               (1,815,447)    (1,202,023)      (922,293)
 Purchase of equity securities                                 (14,641)       (13,671)        (3,000)
 Mortgage loans granted                                        (64,782)      (140,623)       (89,717)
 Repayments of mortgage loans                                  148,799        150,803         44,733
 Change in policy loans                                            296            401            380
 Change in short-term investments                              108,799       (172,672)       (19,560)
 Change in other invested assets                               (22,632)       (12,118)         6,100
 Other - net                                                    (4,525)       (16,637)        (7,361)
                                                           -----------    -----------    -----------
  Net cash used in investing activities                       (121,416)      (260,192)      (288,283)
                                                           -----------    -----------    -----------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                     134,683         93,569        205,413
 Dividends to stockholders                                          --        (10,000)            --
                                                           -----------    -----------    -----------
    Net cash provided by financing activities                  134,683         83,569        205,413
                                                           -----------    -----------    -----------

Change in cash                                                (156,942)       156,888         (1,427)
Cash at beginning of year                                      157,187            299          1,726
                                                           -----------    -----------    -----------
Cash at end of year                                        $       245    $   157,187    $       299
                                                           ===========    ===========    ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                     Years ended December 31,
                                              -----------------------------------

                                                 1999         1998         1997
                                              ---------    ---------    ---------
Comprehensive income

Net income                                    $  56,880    $  40,697    $  55,791
                                              ---------    ---------    ---------

Other comprehensive income

Unrealized appreciation (depreciation) of
   investments - net of reclassification
   adjustments                                 (400,842)      (4,208)     104,775
 Changes due to deferred income tax benefit
    (expense) on changes in
    future policy benefits                      146,093       14,445      (55,525)
                                              ---------    ---------    ---------

 Other comprehensive income                    (254,749)      10,237       49,250
                                              ---------    ---------    ---------

 Comprehensive income                         $(197,869)   $  50,934    $ 105,041
                                              =========    =========    =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.    Summary of Significant Accounting Policies

      (a) Basis of Presentation: American International Life Assurance Company of New York (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident & health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in America Samoa, Virgin Islands and Guam.

            The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of New York. Financial statements prepared in accordance with GAAP differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholders' funds on deposit, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

      (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market values. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

            Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of deferred income taxes and future policy benefits in capital funds currently.

            Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

            Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

            Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

            Policy loans are carried at the aggregate unpaid principal balance.

            Other invested assets consist primarily of limited partnerships, which are recorded using either the cost or the equity method depending on the type of partnership and the Company's related ownership percentage.

      (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

      (d) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

            Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

            The liability for future policy benefits and policyholders' contract deposits is established using assumptions described in Note 4.

      (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and
            (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

      (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

      (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholders' funds on deposit and policy and contract claims. It also includes funds held under reinsurance treaties.

      (h)   Accounting Standards:

            In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" (FASB 130) and Statement of Financial Accounting Standards No. 131 "Disclosure about Segments of an Enterprise and Related Information" (FASB 131).

            FASB 130 establishes standards for reporting comprehensive income and its components in a full set of general purpose financial statements. FASB 130 was effective for the Company as of January 1, 1998.

            FASB 131 establishes standards for the way the Company is required to disclose information about its operating segments in its annual financial statements and selected information in its interim financial statements. FASB 131 establishes, where practicable, standards with respect to geographic areas, among other things. Certain descriptive information is also required. FASB 131 was effective for the year ended December 31, 1998 by the Parent, whose operations are conducted principally through three business segments: General Insurance, Life Insurance and Financial Services. All operations of the Company fall within the Life Insurance segment.

            In February 1998, FASB issued Statement of Financial Accounting Standards No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FASB 132). This statement requires the Company to revise its disclosures about pension and other postretirement benefit plans and does not change the measurement or recognition of these plans. Also, FASB 132 requires additional information on changes in the benefit obligations and fair values of plan assets. FASB 132 was effective for the year ended December 31, 1998 and has been adopted by the Parent. Information regarding the pension and other postretirement benefit plans is not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and, accordingly, is not presented herein.

            In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative. The Company believes that the impact of FASB 133 on its results of operations, financial condition or liquidity will not be significant. FASB 133 is effective for the year commencing January 1, 2001.

            In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." This statement provides guidance for the recording of a liability for insurance-related assessments. The statement requires that a liability be recognized in certain defined circumstances. This statement was effective for the year commencing January 1, 1999 and has been adopted herein. SOP 97-3 did not have a material impact on the Company's results of operations, financial condition or liquidity.

            In October 1998, AcSEC issued SOP 98-7, "Deposit Accounting:
            Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." This statement identifies several methods of deposit accounting and provides guidance on the application of each method. This statement classifies insurance and reinsurance contracts for which the deposit method is appropriate as contracts that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk, and (iv) have an indeterminate risk. The Company believes that the impact of this statement on its results of operations, financial condition or liquidity will not be significant. This statement is effective for the year commencing January 1, 2000. Restatement of previously issued financial statements is not permitted.

2.    Investment Information

      (a) Statutory Deposits: Securities with a carrying value of $17,560,000 and $17,889,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 1999 and 1998, respectively.

      (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                         Years ended December 31,
                                                 ------------------------------------
                                                   1999          1998          1997
                                                 --------      --------      --------
            Fixed maturities                     $392,878      $386,353      $378,724
            Equity securities                       2,309         1,702         1,010
            Mortgage loans                         45,173        52,443        48,488
            Real estate                             2,113         2,782         3,097
            Policy loans                              750           713           832
            Cash and short-term investments         7,507         4,334         4,257
            Other invested assets                  16,026        11,209         2,878
                                                 --------      --------      --------
                 Total investment income          466,756       459,536       439,286

            Investment expenses                     4,541         4,360         4,188
                                                 --------      --------      --------

                 Net investment income           $462,215      $455,176      $435,098
                                                 ========      ========      ========

      (c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 1999, 1998 and 1997 are summarized below (in thousands):

                                                                  Years ended December 31,
                                                          -----------------------------------------
                                                             1999            1998            1997
                                                          ---------       ---------       ---------
             Realized gains (losses) on investments:
             Fixed maturities                             $ (15,407)      $  (3,908)      $      --
             Equity securities                                1,702             124           3,774
             Mortgage loans                                      --              --          (4,000)
             Real Estate                                         --           2,079              --
             Other                                              602              11              --
                                                          ---------       ---------       ---------
             Realized gains (losses)                      $ (13,103)      $  (1,694)      $    (226)
                                                          =========       =========       =========

             Change in unrealized appreciation
                (depreciation) of investments:
             Fixed maturities                             $(369,679)      $ (16,268)      $ 103,520
             Equity securities                               (3,812)          1,272          (1,446)
             Other invested assets                          (27,351)         10,788           2,701
                                                          ---------       ---------       ---------
               Change in unrealized appreciation
                 (depreciation) of investments            $(400,842)      $  (4,208)      $ 104,775
                                                          =========       =========       =========

            Proceeds from the sale of investments in fixed maturities during 1999, 1998 and 1997 were $913,263,000, $317,042,000 and
            $255,408,000, respectively.

            During 1999, 1998 and 1997, gross gains of $8,369,000, $0 and $0, respectively, and gross losses of $23,776,000, $3,908,000 and $0, respectively, were realized on dispositions of fixed maturities.

            During 1999, 1998 and 1997, gross gains of $1,712,000, $126,000 and
            $3,774,000, respectively, and gross losses of $10,000, $2,000 and $0, respectively, were realized on dispositions of equity securities.

      (d)   Market Value of Fixed Maturities and Unrealized Appreciation of
            Investments:

            At December 31, 1999 and 1998, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $15,424,000 and $15,424,000 and gross losses of $4,278,000 and $465,000, respectively.

            The amortized cost and estimated market values of investments in fixed maturities at December 31, 1999 and 1998 are as follows (in thousands):

                                                                     Gross          Gross          Estimated
            1999                                  Amortized       Unrealized      Unrealized        Market
            ----                                     Cost            Gains          Losses          Value
                                                  ----------      ----------      ----------      ----------
            Fixed maturities:
              U.S. Government and government
                 agencies and authorities         $   68,605      $   13,612      $      407      $   81,810
              States, municipalities and
                 political subdivisions              665,514          16,609           4,317         677,806
              Foreign governments                      9,307             108             247           9,168
              All other corporate                  4,333,324          57,006         185,378       4,204,952
                                                  ----------      ----------      ----------      ----------

            Total fixed maturities                $5,076,750      $   87,335      $  190,349      $4,973,736
                                                  ==========      ==========      ==========      ==========

                                                                     Gross          Gross          Estimated
            1998                                  Amortized       Unrealized      Unrealized        Market
            ----                                     Cost            Gains          Losses          Value
                                                  ----------      ----------      ----------      ----------
            Fixed maturities:
              U.S. Government and government
                 agencies and authorities         $   68,248      $   24,760      $       10      $   92,998
              States, municipalities and
                 political subdivisions              778,621          51,462           1,252         828,831
              Foreign governments                     28,144           6,049              --          34,193
              All other corporate                  3,923,336         229,566          43,910       4,108,992
                                                  ----------      ----------      ----------      ----------

            Total fixed maturities                $4,798,349      $  311,837      $   45,172      $5,065,014
                                                  ==========      ==========      ==========      ==========

            The amortized cost and estimated market value of fixed maturities available for sale at December 31, 1999, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                         Estimated
                                                        Amortized         Market
                                                           Cost            Value
                                                        ----------      ----------
            Due in one year or less                     $  394,356      $  385,902
            Due after one year through five years        1,967,313       1,940,109
            Due after five years through ten years       1,596,471       1,544,741
            Due after ten years                          1,118,610       1,102,984
                                                        ----------      ----------

                                                        $5,076,750      $4,973,736
                                                        ==========      ==========

      (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 1999 and 1998, the market value of the CMO portfolio was $883,693,000 and $986,103,000, respectively; the estimated amortized cost was approximately $883,419,000 in 1999 and $944,790,000 in 1998. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 1999.

      (f) Fixed Maturities Below Investment Grade: At December 31, 1999 and 1998, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $526,765,000 and $528,461,000, respectively, and an aggregate market value of $467,170,000 and $510,316,000, respectively.

      (g) Non-income Producing Assets: Non-income producing assets were insignificant.

      (h) Investments Greater than 10% Equity: The market value of investments in the following companies exceeded 10% of the Company's total capital funds at December 31, 1999 (in thousands):

            Fixed Maturities:
            Chase Manhattan Corp                          $   46,918
            Tower Funding                                     49,489

      3.    Deferred Policy Acquisition Costs

            The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                                        Years ended December 31,
                                                 --------------------------------------
                                                   1999           1998           1997
                                                   ----           ----           ----
               Balance at beginning of year      $ 41,421       $ 39,748       $ 35,754
               Acquisition costs deferred           9,166          7,323          9,109
               Amortization charged to income      (3,932)        (5,650)        (5,115)
                                                 --------       --------       --------
               Balance at end of year            $ 46,655       $ 41,421       $ 39,748
                                                 ========       ========       ========

4.    Future Policy Benefits and Policyholders' Funds on Deposit

      (a) The analysis of the future policy benefits and policyholders' funds on deposit liabilities as at December 31, 1999 and 1998 follows (in thousands):

                                                           1999             1998
                                                           ----             ----
            Future policy benefits:
            Long duration contracts                     $1,691,028      $1,673,267
            Short duration contracts                        22,135          21,305
                                                        ----------      ----------
                                                        $1,713,163      $1,694,572
                                                        ==========      ==========

            Policyholder funds on deposit:
            Annuities                                   $2,924,027      $2,813,969
            Guaranteed investment contracts (GICs)         678,240         685,336
            Universal life                                 105,223         101,919
            Other investment contracts                      34,383           5,966
                                                        ----------      ----------
                                                        $3,741,873      $3,607,190
                                                        ==========      ==========

      (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life and annuity products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

            (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 7.6 percent and grade to not greater than 7.5 percent.

            (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 10.7 percent.

      (c) The liability for policyholders' fund on deposit has been established based on the following assumptions:

            (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 7.5 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to
                  10.0 percent grading to zero over a period of 5 to 10 years.

            (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.9 percent to 8.1 percent and maturities range from 3 to 7 years.

            (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 1999 was 6.7 percent.

            (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 5.4 percent to 7.1 percent and guarantees ranging from 3.5 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.    Income Taxes

      (a) The Federal income tax rate applicable to ordinary income is 35% for 1999, 1998 and 1997. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                             Years ended December 31,
                                                             ------------------------

                                              1999                    1998                    1997
                                       -------------------     --------------------    -------------------
                                                  Percent                 Percent                 Percent
                                                     of                     of                      of
                                                  pre-tax                 pre-tax                 pre-tax
                                                 operating               operating               operating
                                        Amount     Income       Amount     Income       Amount     Income
                                        ------     ------       ------     ------       ------     ------
            "Expected" income tax
                expense                $30,974      35.0%      $22,149      35.0%      $30,352      35.0%
            State income tax               418       0.5           194       0.3           487       0.6
            Other                          225       0.3           242       0.4            91       0.1
                                       -------      ----       -------      ----       -------      ----
            Actual income
                tax expense            $31,617      35.8%      $22,585      35.7%      $30,930      35.7%
                                       =======      ====       =======      ====       =======      ====

      (b) The components of the net deferred tax liability were as follows (in thousands):

                                                             Years ended December 31,
                                                             ------------------------
                                                              1999             1998
                                                              ----             ----
            Deferred tax assets:
              Adjustments to mortgage loans and
                investment income due and accrued          $   6,876       $   6,576
              Adjustment to life policy reserves              39,467          42,482
              Deferred policy acquisition costs                   --           5,558
              Unrealized depreciation of investments          32,034              --
              Other                                              168             937
                                                           ---------       ---------
                                                              78,545          55,553
                                                           ---------       ---------
             Deferred tax liabilities:
               Deferred policy acquisition costs           $   2,875       $      --
               Fixed maturities discount                      16,199          12,376
               Unrealized appreciation on investments             --         105,059
               Other                                           4,415           3,801
                                                           ---------       ---------
                                                              23,489         121,236
                                                           ---------       ---------

              Net deferred tax (asset) liability           $ (55,056)      $  65,683
                                                           =========       =========

      (c) At December 31, 1999, accumulated earnings of the Company for Federal income tax purposes include approximately $2,879,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

      (d) Income taxes paid in 1999, 1998, and 1997 amounted to $28,174,000, $26,796,000, and $30,269,000, respectively.

6.    Commitments and Contingent Liabilities

            The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

            The Company is a limited partner in Chardon/Hato Rey Partnership (Puerto Rico). The partnership agreement requires the Company to make an additional capital contribution of up to $3,000,000 to cover construction cost overruns or operating deficits. Construction was completed in 1992, the building is fully leased and profitable; therefore, no demands are foreseen.

            During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. As of December 31, 1999, the Company's unused capital commitment was $5,086,000. Contributions totaling $19,872,000 have been made through December 31, 1999.

            During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,500,000. Contributions totaling $2,250,000 have been made through December 31, 1999.

            During 1999, the Company entered into a partnership agreement with G2 Opportunity Fund, LP. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $11,515,000 have been made through December 31, 1999.

            During 1999, the Company entered into a partnership agreement with CVC Capital Funding LLC. The agreement requires the Company to make capital contributions totaling $10,000,000. No contributions have been made as of December 31, 1999.

            During 1999, the Company entered into a partnership agreement with Private Equity Investors IV, L.P. The agreement requires the Company to make capital contributions totaling $73,000,000. No contributions have been made as of December 31, 1999

7.    Fair Value of Financial Instruments

      (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

            The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

            Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

            Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

            Equity securities: Fair values for equity securities were based upon quoted market prices.

7.    Fair Value of Financial Instruments - (continued)

            Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

            Policyholders' funds on deposit: Fair values of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

      (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

            1999
            ----
                                                    Fair          Carrying
                                                    Value          Amount
                                                 ----------      ----------
            Cash and short-term investments      $  144,011      $  144,011
            Fixed maturities                      4,973,736       4,973,736
            Equity securities                        51,030          51,030
            Mortgage and policy loans               476,653         470,441

            Policyholders' funds on deposit      $3,807,329      $3,741,873

            1998
            ----
                                                    Fair          Carrying
                                                    Value          Amount
                                                 ----------      ----------
            Cash and short-term investments      $  409,752      $  409,752
            Fixed maturities                      5,065,014       5,065,014
            Equity securities                        41,350          41,350
            Mortgage and policy loans               586,819         554,682

            Policyholders' funds on deposit      $3,748,401      $3,607,190

8.    Capital Funds

      (a) The Company may not distribute dividends to the Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. There were no dividends paid in 1999. During 1998, the Company paid a $10,000,000 dividend to its stockholders.

      (b) The Company's capital funds as determined in accordance with statutory accounting practices were $387,814,000 at December 31, 1999 and $337,170,000 at December 31, 1998. Statutory net income amounted to $66,418,000, $35,386,000 and $58,205,000 for 1999, 1998
            and 1997, respectively.

      (c) Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB 130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(13,103,000), $(1,694,000), and $(226,000) for December 31, 1999,
            1998 and 1997, respectively.

9.    Employee Benefits

      (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 1999, 1998 and 1997 were approximately $153,000, $238,000 and $306,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 1999 by $36,000,000.

            The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

      (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which during the three years ended December 31, 1999, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

      (c) On April 1, 1985, the Parent terminated and replaced its then existing U.S. pension plan, a contributory qualified defined benefit plan, with the current non-contributory qualified defined benefit plan. Settlement of the obligations of the prior plan was accomplished through the purchase of annuities from the Company for accrued benefits as of the date of termination. Future policy benefits reserves in the accompanying balance sheet that relate to these annuity contracts are $69,129,000 at December 31, 1999 and $70,733,000 at December 31, 1998.

      (d) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

      (e) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.   Leases

      (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 1999, the future minimum lease payments under operating leases were as follows:

                Year                                       Payments
                ----                                       --------
                2000                                        $1,421
                2001                                         1,126
                2002                                           774
                2003                                           345
                2004                                           277
                Remaining years after 2004                     230
                                                            ------

                Total                                       $4,173
                                                            ======

            Rent expense approximated $1,667,000, $1,604,000 and $1,398,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

11.   Reinsurance

      (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12).

            The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                                         Percentage
                                                                                                          of Amount
        December 31, 1999                                                                                  Assumed
        -----------------                    Gross           Ceded           Assumed            Net         to Net
                                             -----           -----           -------            ---         ------
            Life Insurance in Force      $32,831,967      $   604,100      $     2,573      $32,230,440        --
                                         ===========      ===========      ===========      ===========
            Premiums:
              Life                            98,471            2,925               64           95,610       0.7%
              Accident and Health             18,940            8,431           31,393           41,902      74.9%
              Annuity                         51,936               --               --           51,936        --
                                         -----------      -----------      -----------      -----------

            Total Premiums               $   169,347      $    11,356      $    31,457      $   189,448      16.6%
                                         ===========      ===========      ===========      ===========

                                                                                                      Percentage
                                                                                                       of Amount
        December 31, 1998                                                                               Assumed
        -----------------                   Gross           Ceded          Assumed           Net         to Net
                                            -----           -----          -------           ---         ------
            Life Insurance in Force      $5,157,694      $  579,949      $      446      $4,578,191        --
                                         ==========      ==========      ==========      ==========

            Premiums:
              Life                           55,199           3,320              75          51,954       0.1%
              Accident and Health            16,144           6,470          23,215          32,889      70.6%
              Annuity                        15,496              --              --          15,496        --
                                         ----------      ----------      ----------      ----------

            Total Premiums               $   86,839      $    9,790      $   23,290      $  100,339      23.2%
                                         ==========      ==========      ==========      ==========

                                                                                                      Percentage
                                                                                                       of Amount
        December 31, 1997                                                                               Assumed
        -----------------                   Gross           Ceded          Assumed           Net         to Net
                                            -----           -----          -------           ---         ------
            Life Insurance in Force      $4,900,999      $  408,340      $    3,061      $4,495,720       0.1%
                                         ==========      ==========      ==========      ==========

            Premiums:
              Life                           25,690           2,805              83          22,968       0.4%
              Accident and Health            16,266           6,470          22,449          32,245      69.6%
              Annuity                        41,216              --              --          41,216        --
                                         ----------      ----------      ----------      ----------

            Total Premiums               $   83,172      $    9,275      $   22,532      $   96,429      23.4%
                                         ==========      ==========      ==========      ==========

      (b) The maximum amount retained on any one life by the Company is $1,000,000.

      (c) Reinsurance recoveries, which reduced death and other benefits, approximated $287,073,000, $12,396,000 and $6,110,000 respectively, for the years ended December 31, 1999, 1998 and 1997.

            The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds.

12.   Transactions with Related Parties

      (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $277,000 and $0, respectively, for the year ended December 31, 1999. Premium income and commission ceded for 1998 amounted to $89,000 and $2,000, respectively. Premium income and commission ceded for 1997 amounted to $144,000 and $2,000, respectively. Premium income and ceding commission expense assumed from affiliates aggregated $25,496,000 and $88,000, respectively, for 1999, compared to $19,536,000 and $(545,000), respectively, for 1998, and $20,661,000 and $(602,000), respectively, for 1997.

      (b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $5,366,000 in premiums relating to this business for 1999, $5,124,000 for 1998, and $5,769,000 for 1997.

      (c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 1999, 1998 and 1997, the Company was charged $27,700,000, $23,757,000 and $22,079,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $32,219,000, $28,405,000 and $26,941,000, respectively, for costs incurred by the Company but attributable to affiliates.

      (d) During 1997, a reinsurance treaty between the Company and Delaware American Life Insurance Company (Delam) covering certain annuity policies was terminated. Upon cancellation of this agreement, assets totaling $24,030,000 were transferred from Delam to the Company.

      (d) During 1999, the Company entered into a reinsurance treaty with Lexington Insurance Company whereby the Company ceded a block of Ordinary Life business and transferred cash and securities valued at $276,917,000.

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                         UNAUDITED FINANCIAL STATEMENTS

                     DECEMBER 31, 1999 - SEPTEMBER 30, 2000

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                      September 30,  December 31,
                                                          2000          1999
                                                       ----------    ----------
                                                      (unaudited)
Assets

Investments and cash:
  Fixed maturities:
    Bonds available for sale, at market value          $5,050,285   $4,973,736
    (cost: 2000 - $5,130,961; 1999 - $5,076,750)
  Equity securities:
    Common stock
    (cost: 2000 - $13,649; 1999 - $12,837)                 28,568       24,428
    Non-redeemable preferred stocks
    (cost: 2000 - $24,610; 1999 - $27,047)                 24,789       26,602
Mortgage loans on real estate, net                        463,152      460,455
Real estate, net of accumulated
 depreciation of $7,464 in 2000 and $6,976 in 1999         18,449       18,937
Policy loans                                               10,423        9,986
Other invested assets                                     102,831       79,381
Short-term investments                                     95,959      143,766
Cash                                                           33          245
                                                       ----------   ----------

   Total investments and cash                           5,794,489    5,737,536

Amounts due from related parties                            8,695        9,470
Investment income due and accrued                          89,774       82,501
Premium and insurance balances receivable                  13,836       17,345
Reinsurance assets                                        322,388      306,663
Deferred policy acquisition costs                          48,415       46,655
Federal income tax receivable                               2,182        6,598
Deferred income taxes                                      43,818       55,056
Separate and variable accounts                            436,993      423,534
Other assets                                                1,602        1,170
                                                       ----------   ----------

                             Total assets              $6,762,192   $6,686,528
                                                       ==========   ==========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                     September 30,      December 31,
                                                          2000              1999
                                                      -----------       -----------
                                                      (unaudited)
Liabilities

  Policyholders' funds on deposit                     $ 3,719,905       $ 3,741,873
  Future policy benefits                                1,772,065         1,713,163
  Reserve for unearned premiums                             8,200             5,948
  Policy and contract claims                              351,914           335,557
  Reserve for commissions, expenses and taxes               3,256             5,183
  Insurance balances payable                               13,457             7,565
  Federal income tax payable                                   --                --
  Amounts due to related parties                            8,601             3,320
  Separate and variable accounts                          436,993           423,534
  Other liabilities                                        25,467            32,137
                                                      -----------       -----------

                             Total liabilities          6,339,858         6,268,280
                                                      -----------       -----------

Capital funds

  Common stock, $200 par value; 16,125 shares
    authorized, issued and outstanding                      3,225             3,225
  Additional paid-in capital                              197,025           197,025
  Retained earnings                                       264,877           277,829
  Accumulated other comprehensive income                  (42,793)          (59,831)
                                                      -----------       -----------

                             Total capital funds          422,334           418,248
                                                      -----------       -----------

Total liabilities and capital funds                   $ 6,762,192       $ 6,686,528
                                                      ===========       ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)
                                   (unaudited)

                                             For Nine Months ended September 30,
                                             -----------------------------------
                                                     2000            1999
                                                  ---------       ---------
Revenues:
  Premiums                                        $ 182,572       $ 146,528
    Net investment income                           342,646         350,375
    Realized capital losses                         (41,236)         (9,014)
                                                  ---------       ---------

                  Total revenues                    483,982         487,889
                                                  ---------       ---------

Benefits and expenses:
  Benefits to policyholders                         197,530         180,959
  Increase in future policy benefits
   and policyholders' funds on deposit              218,607         191,240
 Acquisition and insurance expenses                  55,975          51,671
                                                  ---------       ---------

                 Total benefits and expenses        472,112         423,870
                                                  ---------       ---------

Income before income taxes                           11,870          64,019
                                                  ---------       ---------
Income taxes (benefits):
   Current                                            2,836          12,022
   Deferred                                           1,986          10,807
                                                  ---------       ---------

                 Total income taxes                   4,822          22,829
                                                  ---------       ---------

Net income                                        $   7,048       $  41,190
                                                  =========       =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                     September 30,   December 31,
                                                         2000            1999
                                                      ---------       ---------
                                                     (unaudited)
Common stock

Balance at beginning of year                          $   3,225       $   3,225
                                                      ---------       ---------
Balance at end of year                                    3,225           3,225
                                                      ---------       ---------

Additional paid-in capital

Balance at beginning of year:                           197,025         197,025
                                                      ---------       ---------

Balance at end of year                                  197,025         197,025
                                                      ---------       ---------

Retained earnings
  Balance at beginning of year                          277,829         220,949
  Net income                                              7,048          56,880
  Dividends                                             (20,000)             --
                                                      ---------       ---------

  Balance at end of year                                264,877         277,829
                                                      ---------       ---------

Accumulated other comprehensive income
  Balance at beginning of year                          (59,831)        194,918
  Unrealized appreciation (depreciation) of
    investments - net of reclassification
    adjustments                                          26,290        (400,842)
  Deferred income tax benefit (expense) on
    changes and future policy benefits                   (9,252)        146,093
                                                      ---------       ---------

  Balance at end of year                                (42,793)        (59,831)
                                                      ---------       ---------

            Total capital funds                       $ 422,334       $ 418,248
                                                      =========       =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                          For the nine months ended September 30,
                                                                  2000              1999
                                                              -----------       -----------
Cash flows from operating activities:
 Net income                                                   $     7,048       $    41,190

Adjustments to reconcile net income
 to net cash provided by operating activities:
 Non-cash revenues, expenses, gains
  and losses included in income:
 Change in insurance reserves                                      77,511            38,185
 Change in premiums and insurance balances
  receivable and payable -net                                       9,401            (8,173)
 Change in reinsurance assets                                     (15,798)         (278,305)
 Change in deferred policy acquisition costs                       (1,760)           (3,395)
 Change in investment income due and accrued                       (7,272)           (5,781)
 Realized capital losses                                           41,237             9,014
 Change in current and deferred income taxes -net                   6,402             9,207
 Change in reserves for commissions, expenses and taxes            (1,927)            1,411
 Change in other assets and liabilities - net                      (2,037)            1,681
                                                              -----------       -----------
Total adjustments                                                 105,757          (236,156)
                                                              -----------       -----------
 Net cash (used in) provided by operating activities              112,805          (194,966)
                                                              -----------       -----------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                         217,390           461,449
 Cost of fixed maturities at market, matured or redeemed          370,120           766,271
 Cost of equity securities sold                                     2,708             1,232
 Realized capital (losses) gains                                  (41,237)           (9,014)
 Purchase of fixed maturities                                    (627,803)       (1,485,643)
 Purchase of equity securities                                     (1,009)           (3,539)
 Mortgage loans granted                                           (67,550)          (44,782)
 Repayments of mortgage loans                                      64,858           109,799
 Change in policy loans                                              (438)              (98)
 Change in short-term investments                                  47,807           124,783
 Change in other invested assets                                  (23,462)          (20,644)
 Other - net                                                      (12,432)           (5,477)
                                                              -----------       -----------
  Net cash used in investing activities                           (71,048)         (105,663)
                                                              -----------       -----------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                        (21,969)          143,788
 Dividend                                                         (20,000)               --
                                                              -----------       -----------
 Net cash provided by financing activities                        (41,969)          143,788
                                                              -----------       -----------

Change in cash                                                       (212)         (156,841)
Cash at beginning of year                                             245           157,187
                                                              -----------       -----------
Cash at end of year                                           $        33       $       346
                                                              ===========       ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)
                                   (unaudited)

                                                For the nine months ended September 30,
                                                         2000            1999
                                                      ---------       ---------
Comprehensive income

Net income                                            $   7,048       $  41,190
                                                      ---------       ---------
Other comprehensive income

Unrealized appreciation (depreciation) of
   investments - net of reclassification
   adjustments                                           26,290        (269,384)
 Changes due to deferred income tax benefit
    (expense) on changes in
    future policy benefits                               (9,252)        100,186
                                                      ---------       ---------

 Other comprehensive income                              17,038        (169,198)
                                                      ---------       ---------

   Comprehensive income                               $  24,086       $(128,008)
                                                      =========       =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1.    Summary of Significant Accounting Policies

      Basis of Presentation: The year-end balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. All other data has been derived from the books and records of the Company and has not been subject to audit.

                                   APPENDIX A
                                  Gemstone VUL
                   Guaranteed Monthly Cost of Insurance Rates
                        Per $1,000 of Net Amount at Risk
                           Male (Age Nearest Birthday)

-------------------------------------------------------  ------------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age         -------------------------------------        Age        -------------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=======================================================  ======================================================
       0                         N/A            0.34845        50                    0.40933            0.79730
       1                         N/A            0.08917        51                    0.44603            0.87076
       2                         N/A            0.08251        52                    0.48857            0.95257
       3                         N/A            0.08167        53                    0.53612            1.04609
       4                         N/A            0.07917        54                    0.59118            1.15132
       5                         N/A            0.07501        55                    0.65209            1.26326
       6                         N/A            0.07167        56                    0.71968            1.38441
       7                         N/A            0.06667        57                    0.79146            1.50978
       8                         N/A            0.06334        58                    0.86909            1.64353
       9                         N/A            0.06167        59                    0.95675            1.78234
       10                        N/A            0.06084        60                    1.05444            1.93624
       11                        N/A            0.06417        61                    1.16302            2.10944
       12                        N/A            0.07084        62                    1.28665            2.30447
       13                        N/A            0.08251        63                    1.42787            2.52553
       14                        N/A            0.09584        64                    1.58752            2.76931
       15                    0.10751            0.13752        65                    1.76394            3.03334
       16                    0.11918            0.15586        66                    1.95381            3.30841
       17                    0.12835            0.17086        67                    2.15965            3.59706
       18                    0.13335            0.18003        68                    2.38065            3.89427
       19                    0.13835            0.18837        69                    2.62186            4.21099
       20                    0.14002            0.19254        70                    2.89419            4.56071
       21                    0.13919            0.19420        71                    3.25305            4.94853
       22                    0.13669            0.19170        72                    3.55929            5.38973
       23                    0.13418            0.18837        73                    3.96902            5.88695
       24                    0.13085            0.18420        74                    4.42953            6.42941
       25                    0.12668            0.17837        75                    4.92413            7.02991
       26                    0.12335            0.17336        76                    5.45122            7.64974
       27                    0.12168            0.17170        77                    6.00585            8.27796
       28                    0.12001            0.17003        78                    6.58221            8.90442
       29                    0.12001            0.17170        79                    7.19473            9.54780
       30                    0.12001            0.17503        80                    7.86724           10.23622
       31                    0.12252            0.18087        81                    8.61695           10.98690
       32                    0.12502            0.18670        82                    9.46542           11.82145
       33                    0.12918            0.19587        83                   10.42336           12.74626
       34                    0.13418            0.20671        84                   11.47263           13.72670
       35                    0.14085            0.21921        85                   12.58987           14.73050
       36                    0.14752            0.23422        86                   13.75325           15.72512
       37                    0.15669            0.25340        87                   14.95279           16.69584
       38                    0.16669            0.27508        88                   16.16464           17.75732
       39                    0.17837            0.30009        89                   17.40526           18.80718
       40                    0.19087            0.32844        90                   18.69215           19.86094
       41                    0.20588            0.36180        91                   20.04733           20.93947
       42                    0.22088            0.39599        92                   21.51567           22.08818
       43                    0.23839            0.43519        93                   23.16008           23.56765

-------------------------------------------------------  ------------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age         -------------------------------------        Age        -------------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=======================================================  ======================================================
       44                    0.25590            0.47606        94                   25.25984           25.47888
       45                    0.27674            0.52277        95                   28.27411           28.27411
-------------------------------------------------------  ------------------------------------------------------
       46                    0.29926            0.56949        96                   33.10677           33.10677
       47                    0.32344            0.62038        97                   41.68475           41.68475
       48                    0.34929            0.67379        98                   58.01259           58.01259
       49                    0.37848            0.73387        99                   83.33333           83.33333
-------------------------------------------------------  ------------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                   Guaranteed Monthly Cost of Insurance Rates
                        Per $1,000 of Net Amount at Risk
                          Female (Age Nearest Birthday)

-------------------------------------------------------  -------------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age         -------------------------------------        Age        --------------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=======================================================  =======================================================
       0                         N/A            0.24089        50                     0.34929            0.54530
       1                         N/A            0.07251        51                     0.37514            0.58367
       2                         N/A            0.06750        52                     0.40433            0.62706
       3                         N/A            0.06584        53                     0.43853            0.67796
       4                         N/A            0.06417        54                     0.47356            0.72970
       5                         N/A            0.06334        55                     0.51109            0.78395
       6                         N/A            0.06084        56                     0.54947            0.83820
       7                         N/A            0.06000        57                     0.58785            0.88996
       8                         N/A            0.05834        58                     0.62456            0.93838
       9                         N/A            0.05750        59                     0.66377            0.98848
       10                        N/A            0.05667        60                     0.70967            1.04359
       11                        N/A            0.05750        61                     0.76392            1.11457
       12                        N/A            0.06000        62                     0.83236            1.20061
       13                        N/A            0.06250        63                     0.91834            1.31673
       14                        N/A            0.06667        64                     1.02021            1.44626
       15                    0.07000            0.07834        65                     1.13044            1.59170
       16                    0.07334            0.08251        66                     1.24906            1.73551
       17                    0.07667            0.08667        67                     1.36937            1.88521
       18                    0.07917            0.09084        68                     1.49055            2.02074
       19                    0.08167            0.09418        69                     1.62012            2.17305
       20                    0.08417            0.09668        70                     1.76979            2.33460
       21                    0.08501            0.09834        71                     1.94879            2.54396
       22                    0.08667            0.10084        72                     2.17053            2.80367
       23                    0.08751            0.10251        73                     2.44094            3.12054
       24                    0.09001            0.10584        74                     2.75926            3.49047
       25                    0.09084            0.10751        75                     3.11970            3.90183
       26                    0.09334            0.11168        76                     3.51565            4.34547
       27                    0.09501            0.11501        77                     3.94131            4.81137
       28                    0.09751            0.11835        78                     4.39675            5.29708
       29                    0.10001            0.12335        79                     4.89467            5.81782
       30                    0.10334            0.12918        80                     5.45628            6.39564
       31                    0.10584            0.13418        81                     6.10032            7.04935
       32                    0.10918            0.14002        82                     6.84571            7.79699
       33                    0.11251            0.14585        83                     7.70559            8.64662
       34                    0.11835            0.15502        84                     8.66019            9.64633
       35                    0.12252            0.16169        85                     9.70835           10.64717
       36                    0.13002            0.17420        86                    10.83105           11.78647
       37                    0.13919            0.19004        87                    12.03563           12.88645
       38                    0.14919            0.20754        88                    13.30897           14.13279
       39                    0.16086            0.22755        89                    14.67130           15.32034
       40                    0.17336            0.25006        90                    16.12162           16.69153
       41                    0.18837            0.27758        91                    17.68913           18.15714
       42                    0.20337            0.30343        92                    19.41995           19.76127
       43                    0.21838            0.33011        93                    21.39829           21.58524
       44                    0.23339            0.35679        94                    23.83051           23.83051
-------------------------------------------------------  -------------------------------------------------------
       45                    0.24923            0.38431        95                    27.16158           27.16158

-------------------------------------------------------  --------------------------------------------------------
    Attained                Monthly COI Rate                Attained                Monthly COI Rate
      Age         -------------------------------------        Age        ---------------------------------------
                     Nonsmoker*            Smoker                            Nonsmoker*            Smoker
=======================================================  ========================================================
       46                    0.25690            0.41267        96                    32.32378            32.32378
       47                    0.28425            0.44270        97                    41.21204            41.21204
       48                    0.30426            0.47356        98                    57.81394            57.81394
       49                    0.32511            0.50692        99                    83.33333            83.33333
-------------------------------------------------------  --------------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
               Table of Monthly Charges Per $1,000 of Face Amount
                    (Applicable During First 5 Policy Years*)
                                      Male

-------------------------------------------------  ----------------------------------------------------
                        Per Unit Charge                                       Per Unit Charge
-------------------------------------------------  ----------------------------------------------------
  Issue Age      Nonsmoker**         Smoker           Issue Age        Nonsmoker**         Smoker
=================================================  ====================================================
      0                      N/A             0.12         41                     0.25              0.37
      1                      N/A             0.12         42                     0.27              0.39
      2                      N/A             0.13         43                     0.28              0.41
      3                      N/A             0.13         44                     0.30              0.42
      4                      N/A             0.13         45                     0.31              0.44
      5                      N/A             0.13         46                     0.33              0.46
      6                      N/A             0.14         47                     0.35              0.48
      7                      N/A             0.14         48                     0.37              0.50
      8                      N/A             0.14         49                     0.39              0.50
      9                      N/A             0.15         50                     0.41              0.50
      10                     N/A             0.15         51                     0.43              0.50
      11                     N/A             0.15         52                     0.45              0.50
      12                     N/A             0.15         53                     0.47              0.50
      13                     N/A             0.16         54                     0.47              0.50
      14                     N/A             0.16         55                     0.47              0.50
      15                    0.10             0.16         56                     0.47              0.50
      16                    0.10             0.16         57                     0.47              0.50
      17                    0.11             0.17         58                     0.47              0.50
      18                    0.11             0.17         59                     0.47              0.50
      19                    0.11             0.17         60                     0.47              0.50
      20                    0.12             0.18         61                     0.47              0.50
      21                    0.12             0.18         62                     0.47              0.50
      22                    0.12             0.18         63                     0.47              0.50
      23                    0.12             0.18         64                     0.47              0.50
      24                    0.13             0.19         65                     0.47              0.50
      25                    0.13             0.19         66                     0.47              0.50
      26                    0.13             0.20         67                     0.47              0.50
      27                    0.14             0.21         68                     0.47              0.50
      28                    0.14             0.21         69                     0.47              0.50
      29                    0.15             0.22         70                     0.47              0.50
      30                    0.15             0.23         71                     0.47              0.50
      31                    0.15             0.24         72                     0.47              0.50
      32                    0.16             0.25         73                     0.47              0.50
      33                    0.16             0.25         74                     0.47              0.50
      34                    0.17             0.26         75                     0.47              0.50
      35                    0.17             0.27         76                     0.47              0.50
      36                    0.18             0.29         77                     0.47              0.50
      37                    0.20             0.30         78                     0.47              0.50
      38                    0.21             0.32         79                     0.47              0.50
      39                    0.23             0.34         80                     0.47              0.50
      40                    0.24             0.36      81 - 85                   0.47              0.50
-------------------------------------------------  ----------------------------------------------------

* Also applicable on the Increase Amount during the first 5 years following an applied for increase in Face Amount.

** Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
               Table of Monthly Charges Per $1,000 of Face Amount
                    (Applicable During First 5 Policy Years*)
                                     Female

-------------------------------------------------  ----------------------------------------------------
                        Per Unit Charge                                       Per Unit Charge
-------------------------------------------------  ----------------------------------------------------
  Issue Age      Nonsmoker**         Smoker           Issue Age        Nonsmoker**         Smoker
=================================================  ====================================================
      0                      N/A             0.10         41                     0.19              0.27
      1                      N/A             0.10         42                     0.20              0.28
      2                      N/A             0.10         43                     0.21              0.29
      3                      N/A             0.11         44                     0.22              0.30
      4                      N/A             0.11         45                     0.23              0.31
      5                      N/A             0.11         46                     0.25              0.33
      6                      N/A             0.11         47                     0.27              0.34
      7                      N/A             0.12         48                     0.28              0.36
      8                      N/A             0.12         49                     0.30              0.37
      9                      N/A             0.12         50                     0.32              0.39
      10                     N/A             0.12         51                     0.34              0.41
      11                     N/A             0.13         52                     0.36              0.42
      12                     N/A             0.13         53                     0.37              0.44
      13                     N/A             0.13         54                     0.39              0.45
      14                     N/A             0.13         55                     0.41              0.47
      15                    0.09             0.14         56                     0.44              0.50
      16                    0.09             0.14         57                     0.46              0.50
      17                    0.09             0.14         58                     0.49              0.50
      18                    0.10             0.14         59                     0.49              0.50
      19                    0.10             0.15         60                     0.49              0.50
      20                    0.10             0.15         61                     0.49              0.50
      21                    0.10             0.15         62                     0.49              0.50
      22                    0.10             0.15         63                     0.49              0.50
      23                    0.11             0.16         64                     0.49              0.50
      24                    0.11             0.16         65                     0.49              0.50
      25                    0.11             0.16         66                     0.49              0.50
      26                    0.11             0.17         67                     0.49              0.50
      27                    0.11             0.17         68                     0.49              0.50
      28                    0.11             0.18         69                     0.49              0.50
      29                    0.11             0.18         70                     0.49              0.50
      30                    0.12             0.19         71                     0.49              0.50
      31                    0.12             0.20         72                     0.49              0.50
      32                    0.12             0.20         73                     0.49              0.50
      33                    0.12             0.21         74                     0.49              0.50
      34                    0.12             0.21         75                     0.49              0.50
      35                    0.12             0.22         76                     0.49              0.50
      36                    0.13             0.23         77                     0.49              0.50
      37                    0.14             0.24         78                     0.49              0.50
      38                    0.15             0.25         79                     0.49              0.50
      39                    0.16             0.26         80                     0.49              0.50
      40                    0.18             0.27      81 - 85                   0.49              0.50
-------------------------------------------------  ----------------------------------------------------

* Also applicable on the Increase Amount during the first 5 years following an applied for increase in Face Amount.

** Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                       Table of Initial Surrender Charges
                            Per $1,000 of Face Amount
                                      Male

------------------------------------------------------------  ------------------------------------------------------------
     Issue Age          Nonsmoker*             Smoker             Issue Age           Nonsmoker*             Smoker
============================================================  ============================================================
        0                           N/A                 5.64          45                         9.92                17.23
        1                           N/A                 5.64          46                        10.37                17.40
        2                           N/A                 5.65          47                        10.82                17.56
        3                           N/A                 5.72          48                        11.26                17.73
        4                           N/A                 5.80          49                        11.71                17.89
        5                           N/A                 5.87          50                        12.16                18.06
        6                           N/A                 5.92          51                        12.61                18.22
        7                           N/A                 6.01          52                        13.06                18.39
        8                           N/A                 6.11          53                        13.50                18.55
        9                           N/A                 6.17          54                        13.95                18.72
        10                          N/A                 6.27          55                        14.40                18.88
        11                          N/A                 6.39          56                        15.20                19.85
        12                          N/A                 6.51          57                        16.00                20.83
        13                          N/A                 6.59          58                        16.80                21.80
        14                          N/A                 6.71          59                        17.60                22.78
        15                         3.76                 6.84          60                        18.41                23.75
        16                         3.82                 6.97          61                        19.21                24.72
        17                         3.85                 7.06          62                        20.01                25.70
        18                         3.91                 7.19          63                        20.81                26.67
        19                         3.97                 7.32          64                        21.61                27.65
        20                         4.01                 7.41          65                        22.41                28.62
        21                         4.07                 7.56          66                        23.60                29.35
        22                         4.14                 7.70          67                        24.80                30.10
        23                         4.22                 7.86          68                        25.99                30.86
        24                         4.27                 7.99          69                        27.18                31.64
        25                         4.35                 8.17          70                        28.38                32.44
        26                         4.36                 8.46          71                        29.57                33.26
        27                         4.36                 8.74          72                        30.76                34.11
        28                         4.37                 9.03          73                        31.95                34.34
        29                         4.37                 9.31          74                        33.15                34.34
        30                         4.38                 9.60          75                        34.34                34.34
        31                         4.39                 9.88          76                        34.34                34.34
        32                         4.39                10.17          77                        34.34                34.34
        33                         4.40                10.45          78                        34.34                34.34
        34                         4.40                10.74          79                        34.34                34.34
        35                         4.41                11.02          80                        34.34                34.34
        36                         4.96                11.64          81                        34.34                34.34
        37                         5.51                12.26          82                        34.34                34.34
        38                         6.06                12.88          83                        34.34                34.34
        39                         6.61                13.50          84                        34.34                34.34
        40                         7.17                14.13          85                        34.34                34.34
        41                         7.72                14.75
        42                         8.27                15.37
        43                         8.82                15.99
        44                         9.37                16.61
------------------------------------------------------------  ------------------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                  Gemstone VUL
                       Table of Initial Surrender Charges
                            Per $1,000 of Face Amount
                                     Female

------------------------------------------------------------  ------------------------------------------------------------
     Issue Age          Nonsmoker*             Smoker             Issue Age           Nonsmoker*             Smoker
============================================================  ============================================================
        0                           N/A                 5.06          45                         8.11                12.65
        1                           N/A                 5.06          46                         8.67                13.19
        2                           N/A                 5.11          47                         9.23                13.73
        3                           N/A                 5.13          48                         9.79                14.27
        4                           N/A                 5.18          49                        10.35                14.81
        5                           N/A                 5.24          50                        10.91                15.35
        6                           N/A                 5.30          51                        11.47                15.88
        7                           N/A                 5.33          52                        12.03                16.42
        8                           N/A                 5.40          53                        12.59                16.96
        9                           N/A                 5.47          54                        13.15                17.50
        10                          N/A                 5.54          55                        13.71                18.04
        11                          N/A                 5.58          56                        14.10                18.24
        12                          N/A                 5.67          57                        14.48                18.45
        13                          N/A                 5.75          58                        14.87                18.65
        14                          N/A                 5.85          59                        15.25                18.85
        15                         3.59                 5.90          60                        15.64                19.06
        16                         3.64                 6.00          61                        16.02                19.26
        17                         3.69                 6.09          62                        16.41                19.46
        18                         3.72                 6.20          63                        16.79                19.66
        19                         3.78                 6.27          64                        17.18                19.87
        20                         3.84                 6.38          65                        17.56                20.07
        21                         3.90                 6.49          66                        19.18                21.50
        22                         3.96                 6.62          67                        20.79                22.92
        23                         4.01                 6.71          68                        22.41                24.35
        24                         4.08                 6.84          69                        24.02                25.78
        25                         4.15                 6.98          70                        25.64                27.21
        26                         4.15                 7.20          71                        27.26                28.63
        27                         4.15                 7.43          72                        28.87                30.06
        28                         4.16                 7.65          73                        30.49                31.49
        29                         4.16                 7.88          74                        32.10                32.91
        30                         4.16                 8.10          75                        33.72                34.34
        31                         4.16                 8.32          76                        34.34                34.34
        32                         4.16                 8.55          77                        34.34                34.34
        33                         4.17                 8.77          78                        34.34                34.34
        34                         4.17                 9.00          79                        34.34                34.34
        35                         4.17                 9.22          80                        34.34                34.34
        36                         4.56                 9.56          81                        34.34                34.34
        37                         4.96                 9.91          82                        34.34                34.34
        38                         5.35                10.25          83                        34.34                34.34
        39                         5.75                10.59          84                        34.34                34.34
        40                         6.14                10.94          85                        34.34                34.34
        41                         6.53                11.28
        42                         6.93                11.62
        43                         7.32                11.96
        44                         7.72                12.31
------------------------------------------------------------  ------------------------------------------------------------

* Applicable to Preferred Plus, Preferred, Standard Plus, and Standard Nonsmoker Risks.

                                   APPENDIX B

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of December 31, 1999

                                                              Inception                             10 Years or
                                                                Date      1 Year     5 Years    Since Inception(1)
                                                                ----      ------     -------    ------------------
AIM Variable Insurance Funds
   AIM Advisors, Inc.
     V.I. Capital Appreciation Fund                            5/5/93     44.61%      25.59%          22.33%
     V.I. International Equity Fund                            5/7/93     55.04%      21.93%          18.82%

Alliance Variable Products Series Fund, Inc.
   Alliance Capital Management L.P.
     Premier Growth Portfolio                                  6/26/92    32.32%      36.03%          26.31%
     Real Estate Investment Portfolio                          1/9/97     -5.11%        n/a           -1.79%
     Technology Portfolio                                      1/11/96    75.71%        n/a           35.93%
     Utility Income Portfolio                                  5/10/94    19.40%      19.50%          16.99%

American Century Variable Portfolios, Inc.
   American Century Investment Management, Inc.
     VP Capital Appreciation Fund                             11/20/87    64.52%      14.32%          12.06%
     VP Income & Growth Fund                                  10/30/97    18.02%        n/a           24.69%

Anchor Series Trust
   Wellington Management Company, LLP
     Capital Appreciation Portfolio                            3/23/87    67.58%      34.03%          20.08%
     Growth Portfolio                                          9/5/84     26.94%      27.52%          16.80%
     Natural Resources Portfolio                               1/4/88     41.51%       7.46%           7.50%

Dreyfus Stock Index Fund                                       9/29/89    20.60%      28.07%          17.70%
   The Dreyfus Corporation

Dreyfus Variable Investment Fund
   The Dreyfus Corporation
     Small Company Stock Portfolio                             5/1/96     10.60%        n/a            9.11%

Fidelity Variable Insurance Products Fund
   Fidelity Management & Research Company
     VIP Growth Portfolio: Initial Class                       10/9/86    37.44%      29.74%          19.94%
     VIP High Income Portfolio: Initial Class                  9/19/85     8.25%      10.90%          12.49%
     VIP Money Market Portfolio: Initial Class                 4/1/82      5.17%       5.48%           5.28%

Fidelity Variable Insurance Products Fund II
   Fidelity Management & Research Company
     VIP II Asset Manager Portfolio: Initial Class             9/6/89     11.09%      15.63%          13.14%
     VIP II Contrafund(R) Portfolio: Initial Class              1/3/95     24.25%        n/a           27.73%
     VIP II Investment Grade Bond Portfolio:                   12/5/88    -1.05%       7.30%           7.19%
        Initial Class

Franklin Templeton Variable Products Series Fund
   Templeton Investment Counsel, LLC
     Asset Strategy Fund - Class 1(2)                          8/24/88    22.86%      17.08%          13.08%

J.P. Morgan Series Trust II
   J.P. Morgan Investment Management Inc.
     Bond Portfolio                                           12/31/94    -1.13%       6.86%           6.86%
     Disciplined Equity Portfolio                             12/31/94    18.54%      24.76%          24.76%

Neuberger Berman Advisers Management Trust
   Neuberger Berman Management Inc.
     AMT Partners Portfolio                                    3/22/94     7.37%      21.03%          17.47%
     AMT Limited Maturity Bond Portfolio                       9/10/84     1.48%       5.52%           5.86%

Oppenheimer Variable Account Funds
   OppenheimerFunds, Inc.
     Oppenheimer Global Securities Fund/VA                    11/12/90    58.48%      21.67%          16.79%
     Oppenheimer Main Street Growth & Income                   7/5/95     21.71%        n/a           25.80%
         Fund/VA

SunAmerica Series Trust
   SunAmerica Asset Management Corp.
     Alliance Growth Portfolio                                 2/9/93     33.07%      37.66%          27.69%
     Growth-Income Portfolio                                   2/9/93     30.04%      30.52%          22.22%
     Global Bond Portfolio                                     7/1/93      8.09%       9.20%           6.99%
     MFS Mid-Cap Growth Portfolio                              4/1/99       n/a         n/a           64.96%
     Aggressive Growth Portfolio                               6/3/96     84.66%        n/a           30.10%
     SunAmerica Balanced Portfolio                             6/3/96     21.40%        n/a           22.67%
     Marsico Growth Portfolio                                 12/29/00      n/a         n/a             n/a

----------

(1) This column shows performance data for a 10-year period or since inception, whichever is earlier.

(2) On 5/1/00 a merger and reorganization combined the fund with the Templeton Global Asset Allocation Fund. Performance prior to 5/1/00 reflects the historical performance of the Templeton Global Asset Allocation Fund.

This portfolio performance information is for illustrative purposes only and is not intended to indicate or predict future performance. The performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses (i.e., management fees and other expenses), plus capital gains and losses, realized or unrealized. The performance results do not reflect charges deducted from premium, Account Value, or Variable Account assets (for example, the mortality and expense risk charge, monthly deductions, cost of insurance, surrender charge, sales load, DAC taxes, and any state or local premium taxes). If these charges were included, the total return figures would be lower.

                                  [Back cover]

The Securities and Exchange Commission maintains a web site at http://www.sec.gov that contains additional information about American International Life Assurance Company of New York, Variable Account B, and the policy, which may be of interest to you. The web site also contains additional information about the policy's variable investment options.

Investment Company Act File Number 811-4685

                           Part II - Other Information

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 REPRESENTATION

American International Life Assurance Company of New York represents that the fees and charges deducted under the Policy covered by this registration statement, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

Under its Bylaws, the Company, to the full extent permitted by New York law shall indemnify any person who was or is a party to any proceeding (whether brought by or in right of the Company or otherwise) by reason of the fact that he or she is or was a Director of the Company, or while a Director of the Company, is or was serving at the request of the Company as a Director, Officer, partner, Trustee, Employee, or Agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

The company shall extend such indemnification, as is provided to directors above, to any person, not a director of the Company, who is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. In addition, the Board of Directors of the Company may, by resolution, extend such further indemnification to an officer or such other person as may to it seem fair and reasonable in view of all relevant circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provision of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by Variable Account B, the Company will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The Prospectus consisting of ___ pages.
     The undertaking to file reports.
     Representation.
     The signatures.

     Written consents of the following persons:
        Kenneth D. Walma
        Christine E. Dugan
        PricewaterhouseCoopers LLP
        Jorden Burt Boros Cicchetti Berenson & Johnson LLP

The following exhibits:

1. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2, unless indicated otherwise.

      (1) Certificate of Resolution for American International Life Assurance Company of New York, dated June 5, 1986, authorizing the issuance and sale of variable life contracts.*

      (2)   N/A

      (3) Principal Underwriter's Agreement between American International Life Assurance Company of New York and American International Fund Distributors, dated August 15, 1989.*

      (4)   N/A

      (5)   (a)   Form of Flexible Premium Variable Universal Life Insurance
                  Policy (2VUL1294NY).*

            (b)   Form of Group Variable Universal Life Policy (2VUL1294NY-G).*

            (c) Form of Certificate of Group Variable Universal Life (2VUL1294NY-C).*

            (d) Form of Group Flexible Variable Life Insurance Policy (21GVULD997).**

            (e) Form of Certificate of Group Flexible Variable Universal Life (26GVULD997).**

            (f)   Form of Premium Variable Life Insurance Policy (21VUL399)*****

            (g) Form of Flexible Premium Variable Life Insurance Policy (21VUL800) (filed electronically herewith)

      (6)   (a)   By-Laws of American International Life Assurance Company of
                  New York, (as amended on 3/25/75);*

            (b) Charter of American International Life Assurance Company of New York, dated March 5, 1962;*

            (c) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated February 4, 1972;*

            (d) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated January 18, 1985;*

            (e) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987;*

            (f) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated March 22, 1989;*

            (g) Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 27, 1991.*

      (7)   N/A

      (8)   (a)   Powers of Attorney;***
            (b)   Power of Attorney ****

      (9)   N/A

      (10)  (a)   Form of Life Insurance Application (24APP0396NY).*

            (b)   Form of Supplemental Application (2VULSUP1294NY).*

            (c)   Form of Group Life Insurance Application (24GVAPP997).**

            (d)   Form of Supplemental Application (24GVSUP997).**

      (11)  Code of Ethics.

2. Opinion and Consent of Counsel as to legality of securities being registered (filed electronically herewith).

3.    Opinion and Consent of Actuary (filed electronically herewith).

4.    N/A

5.    Consent of Independent Accountants (filed electronically herewith).

6. Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP (filed electronically herewith).

7.    Memorandum Regarding Administrative Procedures.*

* Incorporated by reference to Registrant's Post-Effective Amendment, No. 4 filed on Form S-6 (File No. 33-90686), dated October 27, 1998.

** Incorporated by reference to Registrant's filing filed on Form S-6 (File No. 333-48457), dated March 23, 1998.

*** Incorporated by reference to Registrant's Post-Effective Amendment, No 2 filed on Form S-6 (File No. 33-90686), dated May 1, 1997.

**** Incorporated by reference to Registrant's Post-Effective Amendment, No. 12 filed on N-4 (File No. 33-39170), dated April 28, 2000.

***** Incorporated by reference to Registrant's filing filed on Form S-6 (File
      No. 333-38324), dated June 1, 2000.

                                   SIGNATURES

      As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Wilmington and State of Delaware on this 5th day of January 2001.

                                    VARIABLE ACOUNT B
                                    -------------------------------
                                            (Registrant)

                                    By: AMERICAN INTERNATIONAL LIFE
                                    ASSURANCE COMPANY OF NEW YORK
                                    ------------------------------------
                                            (Sponsor)


                                    By: /s/ Kenneth D. Walma
                                    ------------------------------------
                                    Kenneth D. Walma, Vice President and
                                    General Counsel


Attest: /s/ James A. Bambrick
        -----------------------
               (Name)

        Chief Operating Officer
        -----------------------
               (Title)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                   Date

Michele L. Abruzzo*           Director                January 5, 2001
--------------------------
/s/ Michele L. Abruzzo

Paul S. Bell*                 Director                January 5, 2001
--------------------------
/s/ Paul Bell

Marion E. Fajen*              Director                January 5, 2001
--------------------------
/s/ Marion E. Fajen

Patrick J. Foley*             Director                January 5, 2001
--------------------------
/s/ Patrick J. Foley

Cecil C. Gamwell, III*        Director                January 5, 2001
--------------------------
/s/ Cecil C. Gamwell, III

Maurice R. Greenberg*         Director                January 5, 2001
--------------------------
/s/ Maurice R. Greenberg

Jack R. Harnes*               Director                January 5, 2001
--------------------------
/s/ Jack R. Harnes

John I. Howell*               Director                January 5, 2001
--------------------------
/s/ John I. Howell

Jerome T. Muldowney*          Director                January 5, 2001
--------------------------
/s/ Jerome T. Muldowney

Robinson K. Nottingham*       Director                January 5, 2001
--------------------------
/s/ Robinson K. Nottingham

John Oehmke*                  Chief Financial         January 5, 2001
--------------------------    Officer
/s/ John Oehmke

Nicholas A. O'Kulich*         Director                January 5, 2001
--------------------------
/s/ Nicholas A. O'Kulich

Edmund Sze-Wing Tse*          Director                January 5, 2001
--------------------------
/s/ Edmund Sze-Wing Tse

Elizabeth M. Tuck*            Secretary               January 5, 2001
--------------------------
/s/ Elizabeth M. Tuck

Gerald Walter Wyndorf*        Director                January 5, 2001
--------------------------
/s/ Gerald Walter Wyndorf

By: /s/ Kenneth D. Walma
    --------------------
       Kenneth D. Walma
       Attorney in Fact

                                INDEX TO EXHIBITS

EXHIBIT

1. (5)(g) Form of Flexible Premium Variable Life Insurance Policy

2. Opinion and Consent of Counsel

3. Opinion and Consent of Actuary

5. Consent of Independent Accountants

6. Consent of JordenBurt